As filed on December 13, 2002                       1933 Act File No. 333-36074
                                                     1940 Act File No. 811-09913

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             ---
     Pre-Effective Amendment No.
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     Post-Effective Amendment No.  12                                         X
                                  ----                                       ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             ---
     Amendment No.  13                                                        X
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                      INVESCO COUNSELOR SERIES FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                4350 South Monaco Street, Denver, Colorado 80237
                    (Address of Principal Executive Offices)
                  P.O. Box 173706, Denver, Colorado 80217-3706
                                (Mailing Address)
       Registrant's Telephone Number, including Area Code: (720) 624-6300
                               Glen A. Payne, Esq.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                     (Name and Address of Agent for Service)
                                  ------------
                                   Copies to:
       Clifford J. Alexander, Esq.            Ronald M. Feiman, Esq.
       Kirkpatrick & Lockhart LLP              Mayer, Brown & Platt
     1800 Massachusetts Avenue, N.W.               1675 Broadway
              Second Floor                 New York, New York 10019-5820
       Washington, D.C. 20036-1800
                                  ------------
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

___  immediately upon filing pursuant to paragraph (b)
_X_  on December 31, 2002, pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on ____________, pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on _________, pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

_X_ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | DECEMBER 31, 2002
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YOU SHOULD KNOW WHAT INVESCO KNOWS(R)
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INVESCO COUNSELOR SERIES FUNDS, INC.

INVESCO ADVANTAGE FUND--CLASS A, B, AND C
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND--CLASS A, B, AND C

TWO MUTUAL FUNDS DESIGNED FOR INVESTORS SEEKING LONG-TERM CAPITAL GROWTH. CLASS A, B, AND C SHARES ARE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES.

TABLE OF CONTENTS
Investment Goals, Strategies, And Risks ..........3
Fund Performance .................................6
Fees And Expenses ...............................10
Investment Risks ................................11
Principal Risks Associated With The Funds .......14
Temporary Defensive Positions ...................15
Portfolio Turnover ..............................15
Fund Management .................................15
Portfolio Managers ..............................16
Potential Rewards ...............................16
Share Price .....................................16
How To Buy Shares ...............................17
Your Account Services ...........................22
How To Sell Shares ..............................23
Taxes ...........................................25
Dividends And Capital Gain Distributions ........26
Financial Highlights ............................28

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                             [INVESCO ICON] INVESCO(R)

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

INVESCO Funds Group, Inc. ("INVESCO") is the investment advisor for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management of the Funds.

This Prospectus contains important information about the Funds' Class A, B, and C shares, which are sold primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investments amounts, and fees and expenses). Each of the Funds' classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in "How To Buy Shares."

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON]      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO
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[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES, AND RISKS

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds seek long-term capital growth. They are actively managed. The Funds invest primarily in equity securities, as well as in options, futures and other investments whose values are based upon the values of equity securities. The Funds also engage in short-selling and may engage in borrowing to fund the purchase of securities, a practice known as leveraging.

A principal investment technique of the Funds is to "sell short" significant amounts of securities. In a short sale, a Fund sells a security it does not own in expectation that its price will decline by the time the Fund closes out the short position by purchasing the security at the then-prevailing market price. When a Fund sells a security short, INVESCO believes that the security sold short will decrease in value more quickly than the market as a whole.

A Fund may, from time to time, discontinue public sales of its shares to new investors. Existing shareholders of a Fund who maintain open accounts would be permitted to make additional investments in the Fund. During any closed period, the Fund may impose different standards for additional investments. Also, during a closed period, a Fund will continue to pay Rule 12b-1 fees. A Fund may also choose to resume sales of shares to new investors.

The Funds are subject to principal risks such as those associated with derivatives, including options and futures. The Funds will use derivatives to hedge certain risks in the portfolio and to attempt to enhance Fund performance. Although the performance of derivatives is tied to that of the market, there is a risk that derivatives will not perform as expected. In addition, there is a risk that parties with whom a Fund enters into derivatives transactions will not be able to perform their obligations to the Fund. The Funds may borrow money to buy securities, a technique known as "leveraging." To the extent that a Fund does borrow, the risk of loss is magnified if the value of the security purchased decreases. The Funds will invest in securities of non-U.S. issuers, which generally carry not only market risks, but also risks that are not present with investing in U.S. securities. Each Fund is also not diversified, which means that each may concentrate its investments in the securities of a comparatively small number of issuers. Changes in the prices of those securities will have a greater impact on the price of Fund shares than if a Fund was invested in a wider range of securities.

In addition, the Funds are subject to other principal risks such as market, counterparty, liquidity, foreign securities, lack of timely information, and portfolio turnover risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Principal Risks Associated With The Funds." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

[KEY ICON]  INVESCO ADVANTAGE FUND-- CLASS A, B, AND C

The Fund seeks long-term capital growth. It is aggressively managed. The Fund is not restricted to investing in companies of any particular market capitalization. The Fund is not constrained to any particular investment style or analysis in selecting investments. It invests at least 65% of its net assets in securities that, at the time of purchase, INVESCO believes will give the Fund an investment advantage, i.e., an unusual development in a company, group of companies, or market segment which INVESCO believes has the potential for above-average growth in revenues and earnings and has favorable prospects for future growth based on company or industry fundamentals.

However, if market conditions dictate that advantageous investment opportunities lie elsewhere, the Fund may at times also hold substantial amounts of value securities, dividend-paying common stocks, cash equivalents, or derivatives related thereto. The Fund is not limited as to the markets in which it may invest either as to location or type such as small cap or large cap, domestic or foreign. Nor is the Fund limited as to the investment style employed, for example growth or value, or the analysis employed in selecting investments, for example bottom up or top down. The Fund may at times engage in strategies based on technical analysis of specific companies, groups of companies, or market segments. In seeking long-term capital growth, the Fund aggressively pursues maximum investment returns in all economic and market environments. Therefore, the Fund has the flexibility to adopt a value bias, move substantially to cash, or assume a substantial short position if growth stocks are out of favor. The Fund will opportunistically pursue maximum investment return by investing in, and at times aggressively trading in, growth stocks, value stocks, dividend-paying common stocks, exchange-traded funds, options, futures, and high yield debt securities.

The Fund will invest primarily in exchange-listed marketable securities, although the Fund may also invest in privately placed securities or other securities that are illiquid, to the extent permitted by the Investment Company Act of 1940.

Advantageous situations may involve:

o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;
o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or development of an emerging industry;
o  new or changed management, or material changes in management policies;
o  reorganizations, recapitalizations, mergers, and liquidations;
o significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations;
o  periods of volatility or changing volatility in the equity markets; or
o other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

Although large and well-known companies may be involved, advantageous investment opportunities often involve comparatively small or unseasoned companies. Investments in unseasoned companies and potentially advantageous situations often involve much greater risk than investments in other securities. Advantageous situations involve changes of the types described above, and, although INVESCO believes that changes will provide the Fund with an investment advantage, changes are inherently unpredictable and may not ultimately develop to the benefit of the Fund.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to sectors in which it can invest. If the portfolio managers allocate more of the Fund's portfolio holdings to a particular economic sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

[KEY ICON]  INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND -- CLASS A, B, AND C

The Fund seeks capital growth. It is aggressively managed. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health sciences. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and services companies. A portion of the Fund's assets is not required to be invested in the health sciences sector. To determine whether a potential investment is truly doing business in the health sciences sector, a company must meet at least one of the following tests:
o At least 50% of its gross income or its net sales must come from activities in the health sciences sector;
o At least 50% of its assets must be devoted to producing revenues from the health sciences sector; or
o Based on other available information, we determine that its primary business is within the health sciences sector.

The Fund will, under normal circumstances, invest primarily in issuers from at least three different countries, including the United States. The Fund may at times invest in fewer than three countries or even a single country. We define a "foreign" company as one that has its principal business activities outside of the United States. Since many companies do business all over the world, including in the United States, we look at several factors to determine where a company's principal business activities are located, including:
o  The physical location of the company's management personnel; and
o  Whether more than 50% of its assets are located outside the United States; or
o  Whether more than 50% of its income is earned outside the United States.

The Fund is managed in the growth style. At INVESCO, growth investing starts with research from the "bottom up" and focuses on company fundamentals and growth prospects.

We seek securities for the Fund that meet the following standards:
o EXCEPTIONAL GROWTH: The markets and industries they represent are growing significantly faster than the economy as a whole.
o LEADERSHIP: They are leaders - or emerging leaders - in their markets, securing their positions through technology, marketing, distribution, or some other innovative means.
o FINANCIAL VALIDATION: Their returns - in the form of sales unit growth, rising operating margins, internal funding, and other factors - demonstrate exceptional growth and leadership.

Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company's growth potential. Growth-oriented funds typically will underperform value-oriented funds when investor sentiment favors the value investing style. The prices of securities of smaller companies tend to move up and down more rapidly than securities of larger, more established companies. When the Fund concentrates its investments in the securities of smaller companies, the price of Fund shares tends to fluctuate more than it would if the Fund invested in securities of larger companies.

We target strongly managed, innovative companies with new or dominant products. INVESCO attempts to blend well-established health care firms with faster-growing, more dynamic entities. Well-established health care companies typically provide liquidity and earnings visibility for the portfolio and represent core holdings in the Fund. The Fund also invests in high growth, earlier stage companies in the health sciences sector whose future profitability could be dependent upon increasing market shares from one or a few key products. The companies often have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies' securities prices, and could have an adverse impact upon the companies' future growth and profitability.

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

The Fund is not restricted to investing in companies of any particular market capitalization. It invests primarily in the securities of companies that INVESCO believes will give the Fund an investment advantage, i.e., an unusual development in a company or group of companies which INVESCO believes has the potential for above-average growth in revenues and earnings and has favorable prospects for future growth. Advantageous situations may involve:
o a technological advance or discovery, the offering of a new or unique product or service, or changes in consumer demand or consumption forecasts;
o changes in the competitive outlook or growth potential of an industry or a company within an industry, including changes in the scope or nature of foreign competition or development of an emerging industry;
o  new or changed management, or material changes in management policies;
o  reorganizations, recapitalizations, mergers, and liquidations;
o significant economic or political occurrences, including changes in foreign or domestic import and tax laws or other regulations; or
o other events, including a major change in demographic patterns, favorable litigation settlements, or natural disasters.

Although large and well-known companies may be involved, advantageous investment opportunities more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and potentially advantageous situations often involve much greater risk than investments in other securities. Advantageous situations involve change, and, although INVESCO believes that changes will provide the Fund with an investment advantage, changes are inherently unpredictable and may not ultimately develop to the benefit of the Fund.

As a sector fund, the portfolio is concentrated in a comparatively narrow segment of the economy. This means the Fund's investment concentration in a sector is higher than most mutual funds and the broad securities markets. Consequently, the Fund tends to be more volatile than other mutual funds and the value of its portfolio investments and consequently, the value of an investment in the Fund, tends to go up and down more rapidly.

[GRAPH ICON]  FUND PERFORMANCE

Performance information in the bar charts below is that of the Funds' Class A shares which has the longest operating history of the Funds' classes. Advantage Global Health Sciences Fund ("AGHS Fund") is the successor to INVESCO Global Health Sciences Fund ("GHS Fund") pursuant to a reorganization that took place on May 16, 2001. As a result of the reorganization, GHS Fund shareholders received Class A shares of AGHS Fund. GHS Fund was managed by INVESCO and had similar investment objectives and investment restrictions as AGHS Fund. Thus, performance of the Fund is similar except that the Fund's returns differ to the extent of differing levels of expenses. Also, GHS Fund was subject to different investment policies and strategies, such as different diversification requirements under the Investment Company Act of 1940, the ability to leverage, and the greater ability to short securities. If these policies were applied to AGHS Fund, the total returns shown would have varied. Information included in the table is that of Class A, Class B, and Class C shares for Advantage Fund and Class A shares for AGHS Fund. Performance information for Class B and Class C shares of AGHS Fund is not shown in the table as those classes do not yet have a full calendar year of performance. Class A, B, and C returns are similar because all classes of shares invest in the same portfolio of securities. The returns of the classes differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the classes shown. If the effect of the other classes' total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show each Fund's Class A shares' actual yearly performance (commonly known as their "total return") for the years ended December 31 since inception. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.35%, a 12b-1 fee for AGHS Fund prior to May 16, 2001, the sales charge for Class A shares, or the applicable contingent deferred sales charge (CDSC) for Class B or Class C shares; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Class A shares of the Funds and the pre-tax average annual total return of Class B and Class C shares of Advantage Fund for various periods ended December 31, 2001, compared to the S&P 500 Health Care Index, the Morgan Stanley Health Care Product Index, or the Russell 3000 Index. Prior to December 31, 2001, the S&P Health Care Composite Index was the AGHS Fund's benchmark. On December 31, 2001, that Index was discontinued and the S&P 500 Health Care Index, which is 100% correlated to the S&P Health Care Composite Index, became AGHS Fund's benchmark. The after-tax returns are shown only for Class A shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

The information in the charts and table illustrates the variability of each Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

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                            ADVANTAGE FUND - CLASS A
                     ACTUAL ANNUAL TOTAL RETURN(1),(2),(3)
================================================================================
                               [GRAPHIC OMITTED]

                                       '01
                                     (25.99%)

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Best Calendar Qtr. 12/01   0.53%
Worst Calendar Qtr. 9/01 (12.15%)
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                        ADVANTAGE GLOBAL HEALTH SCIENCES
                                 FUND - CLASS A
                      ACTUAL ANNUAL TOTAL RETURN(1),(2),(4)
================================================================================
                               [GRAPHIC OMITTED]

    '93      '94    '95     '96    '97     '98     '99      '00     '01
    (5.52%)  2.21%  67.34%  9.31%  17.52%  32.34%  (0.76%)  32.21%  (18.50%)
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Best Calendar Qtr.  6/00  23.90%
Worst Calendar Qtr. 3/01 (24.92%)
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                                                                           AVERAGE ANNUAL TOTAL RETURN(5)
                                                                                   AS OF 12/31/01
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                                                                      1 YEAR          5 YEARS     SINCE INCEPTION

CLASS A (INCLUDING FRONT-END SALES CHARGE)
   Advantage Fund(1),(2)
   Return Before Taxes                                               (30.06%)           N/A          (18.69%)(3)
   Return After Taxes on Distributions                               (30.06%)           N/A          (19.78%)(3)
   Return After Taxes on Distributions and Sale of Fund Shares       (18.31%)           N/A          (15.27%)(3)
   Russell 3000 Index(6)
      (reflects no deduction for fees, expenses, or taxes)           (11.46%)           N/A          (16.88%)(3)
   Advantage Global Health Sciences Fund(1),(2)
   Return Before Taxes                                               (23.00%)          9.47%          10.20%(4)
   Return After Taxes on Distributions                               (23.39%)          5.76%           7.58%(4)
   Return After Taxes on Distributions and Sale of Fund Shares       (13.58%)          6.86%           7.80%(4)
   S&P 500 Health Care Index(6)
      (reflects no deduction for fees, expenses, or taxes)           (11.95%)         17.39%          14.91%(4)
   Morgan Stanley Health Care Product Index(6)
      (reflects no deduction for fees, expenses, or taxes)             4.59%          23.53%          28.36%(4)

CLASS B - RETURN BEFORE TAXES (INCLUDING CDSC)
   Advantage Fund(1)                                                 (31.63%)           N/A          (19.07%)(3)
   Russell 3000 Index(6)
      (reflects no deduction for fees, expenses, or taxes)           (11.46%)           N/A          (16.88%)(3)

CLASS C - RETURN BEFORE TAXES (INCLUDING CDSC)
   Advantage Fund(1)                                                 (27.72%)           N/A          (15.99%)(3)
   Russell 3000 Index(6)
      (reflects no deduction for fees, expenses, or taxes)           (11.46%)           N/A          (16.88%)(3)

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class's expenses.

(2) Returns before taxes, including front-end sales charge, for Class A shares of Advantage and Advantage Global Health Sciences Funds year-to-date as of the calendar quarter ended September 30, 2002 were (38.66%) and (28.04%), respectively.

(3) The Fund commenced investment operations on August 25, 2000. Index comparison for the Russell 3000 Index begins on August 25, 2000.

(4) The Fund (Class A shares) commenced investment operations on January 24, 1992. Index comparison for the S&P 500 Health Care Index begins on January 24, 1992 and for the Morgan Stanley Health Care Product Index begins on December 19, 1994.

(5) The total returns are for those classes of shares with a full calendar year of performance. If the effect of the other classes' total expenses, including the CDSCs were reflected, returns would be lower than those shown.

(6) The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Health Care Index is an unmanaged, capitalization-weighted index of all the health care-related stocks in the Standard & Poor's 500 Index. The Morgan Stanley Health Care Product Index is an unmanaged, equal-dollar weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology. Please keep in mind that the indexes do not pay brokerage, management, administrative, or distribution expenses, all of which are paid by the Fund and are reflected in its annual returns. Index returns do not include sales charges or CDSCs that may be paid by the shareholder.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A, B, or C shares of the Funds. If you invest in the Funds through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for purchases and sales of Fund shares.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

                                             Class A      Class B       Class C

Maximum Front-End Sales Charge (Load)
  imposed on purchases (as a percentage
  of offering price)                         5.50%         None          None
Maximum Contingent Deferred Sales Charge
  (CDSC) (as a percentage of the total
  original cost of the shares)                None(1)     5.00%(2)      1.00%(2)
Maximum Sales Charge on reinvested
  dividends/distributions                     None         None          None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

                                           Class A      Class B      Class C
ADVANTAGE FUND
Management Fees(3)                           0.92%        0.92%        0.92%
Distribution and Service (12b-1) Fees(4)     0.35%        1.00%        1.00%
   Dividend Expenses Attributable to
   Securities Sold Short                     0.16%        0.16%        0.16%
   Other Expenses(5)                         1.07%        0.80%        0.94%
Total Other Expenses(5)                      1.23%        0.96%        1.10%
Total Annual Fund Operating Expenses(5)      2.50%        2.88%        3.02%
                                             =====        =====        =====

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Management Fees(3)                           1.39%        1.39%        1.39%
Distribution and Service (12b-1) Fees(4)     0.35%        1.00%        1.00%
   Dividend Expenses Attributable to
   Securities Sold Short                     0.02%        0.02%        0.02%
   Other Expenses(5)                         0.94%        1.03%        1.13%

Total Other Expenses(5)                      0.96%        1.05%        1.15%
Total Annual Fund Operating Expenses(5)      2.70%(6)     3.44%        3.54%
                                             =====        =====        =====

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within eighteen months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption. For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. Please see the sections entitled "How To Buy Shares" and "How To Sell Shares."

(2) A 5% and 1% CDSC may be charged on Class B and Class C shares, respectively. Please see the section entitled "How To Buy Shares."

(3) Each Fund's annual base management fee is 1.50% of the Fund's daily average net assets. On a monthly basis, the base fee either will remain unadjusted or will be adjusted up or down depending upon the investment performance of the Class A shares of Advantage Fund compared to the investment performance of the Russell 3000 Index and the Class A shares of Advantage Global Health Sciences Fund compared to the investment performance of the Morgan Stanley Health Care Product Index (the "Indexes"). The maximum or minimum adjustment over any twelve-month period will be 1%. As a result, a Fund could pay an annualized management fee that ranges from 0.50% to 2.50% of the Fund's average daily net assets. During the first twelve months of Advantage Global Health Sciences Fund's operations, the management fee was charged at the base fee of 1.50% (prior to May 16, 2002), with no performance adjustment made. Please see the section entitled "Fund Management--Performance-Based Fee."

(4) Because each class pays a 12b-1 distribution and service fee which is based upon each class's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(5) Each Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because their custodian fees were reduced under expense offset arrangements.

(6) The expense information has been restated from the financial statements to reflect a 12b-1 distribution and service fee for Advantage Global Health Sciences Fund since it became an open-end management investment company on May 16, 2001. This fee is charged to net assets after the Advantage Global Health Sciences Fund became an open-end fund.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Class A, B, and C shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Class A, B, or C shares of a Fund for the time periods indicated. Within each Example there is an assumption that you redeem all of your shares at the end of those periods and that you keep your shares. The Example also assumes that your investment had a hypothetical 5% return each year and that a Fund's Class A, B, and C shares' operating expenses remain the same. Although the actual costs and performance of a Fund's Class A, B, and C shares may be higher or lower, based on these assumptions your costs would be.

                                         1 YEAR   3 YEARS    5 YEARS    10 YEARS
ADVANTAGE FUND
Class A(1)                               $789     $1,286    $1,807     $3,230
Class B - With Redemption(1)             $791     $1,192    $1,718     $3,115(2)
Class B - Without Redemption             $291     $892      $1,518     $3,115(2)
Class C - With Redemption(1)             $405     $933      $1,587     $3,337
Class C - Without Redemption             $305     $933      $1,587     $3,337

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Class A(1)                               $808     $1,342    $1,901     $3,415
Class B - With Redemption(1)             $847     $1,356    $1,988     $3,555(2)
Class B - Without Redemption             $347     $1,056    $1,788     $3,555(2)
Class C - With Redemption(1)             $457     $1,085    $1,836     $3,809
Class C - Without Redemption             $357     $1,085    $1,836     $3,809

(1) Based on initial sales charges with respect to Class A shares at the beginning of each period shown and applicable CDSC charges for Class B and Class C shares based on redemptions at the end of each period shown. Please see "How To Buy Shares."

(2) Assumes conversion of Class B to Class A at the end of the eighth year. Please see "How To Buy Shares."

[ARROWS ICON]  INVESTMENT RISKS

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Funds, are:

NOT INSURED. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  PRINCIPAL RISKS ASSOCIATED WITH THE FUNDS

You should consider the special risk factors discussed below associated with each Fund's policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK
Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses are less volatile than those of mid-size businesses or small businesses. The Funds are free to invest in smaller companies or those that may otherwise be more volatile.

LEVERAGE RISK
When a Fund borrows money to buy securities, it is engaging in a practice known as "leveraging." Leveraging may result from ordinary borrowings, or may be inherent in the structure of certain Fund investments. If the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of each Fund's shares will decrease faster than if the Fund had not used leveraging. To repay borrowings, the Funds may have to sell securities at a time and at a price that is unfavorable to a Fund. Interest on borrowings is an expense the Funds would not otherwise incur.

SHORT SALES RISK
When a Fund sells a security short, it borrows the security in order to enter into the short sale transaction, and the proceeds of the sale may be used by the Fund as collateral for the borrowing to the extent necessary to meet margin requirements. A Fund may also be required to pay a premium to borrow the security.

Moreover, a Fund is required to maintain a segregated account with a broker or a custodian consisting of cash or highly liquid securities. Until the borrowed security is replaced, the Fund will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short.

NON-DIVERSIFICATION RISK
A non-diversified fund is allowed to invest, with respect to 50% of its assets, more than 5% of its assets in the securities of any one issuer. Since the Funds are non-diversified, they may invest in fewer issuers than if they were diversified funds. In addition, AGHS Fund invests 80% of its assets in the health sciences sector and Advantage Fund may invest a significant portion of its assets in securities of companies doing business in a comparatively small number of economic sectors. As a result, the value of each Fund's shares may fluctuate more widely, and each Fund may be subject to greater market risk, than if the Fund invested more broadly.

DERIVATIVES RISK
A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset, or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of holding positions in derivatives used as a hedging device is that the fluctuations in their values may not behave as anticipated with respect to the overall securities markets. The Funds may also use derivatives in an attempt to improve performance, although there is no guarantee that it will be successful in that effort. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others, and thus may increase market risk. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK
Options and futures are common types of derivatives that a Fund uses as an investment strategy as well as to hedge other positions in the Fund. An option is the right or obligation to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. The use of options and futures may increase the performance of a Fund, but may also increase market risk.

COUNTERPARTY RISK
This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LIQUIDITY RISK
The Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

FOREIGN SECURITIES RISKS
Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks. Advantage Fund may invest up to 25% of its assets and Advantage Global Health Sciences Fund may invest up to 100% of its assets in non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to the foregoing 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events, or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

LACK OF TIMELY INFORMATION RISK
Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK
A Fund's investments may be bought and sold relatively frequently. A high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable gain distributions to a Fund's shareholders.

                 ----------------------------------------------

Although the Funds generally invest in publicly traded equity securities, the Funds also may invest in other types of securities and other financial instruments indicated in the chart on the following page. Although these investments typically are not part of a Fund's principal investment strategy, they may constitute a significant portion of the Fund's portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

--------------------------------------------------------------------------------
INVESTMENT                                   RISKS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS)
These are securities issued by U.S.          Market, Information, Political,
banks that represent shares of               Regulatory, Diplomatic,
foreign corporations held by those           Liquidity, and Currency Risks
banks. Although traded in U.S.
securities markets and valued in
U.S. dollars, ADRs carry most of
the risks of investing directly in
foreign securities.
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED SECURITIES
Ordinarily, a Fund purchases securities      Market Risk
and pays for them in cash at the
normal trade settlement time. When
a Fund purchases a delayed delivery
or when-issued security, it
promises to pay in the future - for
example, when the security is
actually available for delivery to
the Fund. A Fund's obligation to
pay is usually fixed when the Fund
promises to pay. Between the date a
Fund promises to pay and the date
the securities are actually
received, the Fund bears the risk
that the market value of the
when-issued security may decline.
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
A contract to exchange an amount of          Currency, Political,
currency on a date in the future at an       Diplomatic, Counterparty, and
agreed-upon exchange rate might be used      Regulatory Risks
by a Fund to hedge against changes
in foreign currency exchange rates
when the Fund invests in foreign
securities. Such contracts do not
reduce price fluctuations in
foreign securities, or prevent
losses if the prices of those
securities decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an agreement to        Market, Liquidity, and Options
buy or sell a specific amount of a           and Futures Risks
financial instrument (such as an
index option) at a stated price on
a stated date. A Fund may use
futures contracts to provide
liquidity and hedge portfolio
value.
--------------------------------------------------------------------------------
ILLIQUID SECURITIES
A security that cannot be sold quickly       Liquidity Risk
at its fair value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT                                   RISKS
--------------------------------------------------------------------------------
OPTIONS
The obligation or right to deliver or        Information, Liquidity, and
receive a security or other instrument,      Options and Futures Risks
index or commodity, or cash payment
depending on the price of the
underlying security or the perfor-
mance of an index or other
benchmark. Includes options on
specific securities and stock
indices, and options on stock index
futures. May be used in a Fund's
portfolio to provide liquidity and
hedge portfolio value.
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward contracts,         Counterparty, Currency,
swaps, caps, floors, and collars. They       Liquidity, Market, and
may be used to try to manage a Fund's        Regulatory Risks
foreign currency exposure and other
investment risks, which can cause
its net asset value to rise or
fall. A Fund may use these
financial instruments, commonly
known as "derivatives," to increase
or decrease its exposure to
changing securities prices,
interest rates, currency exchange
rates, or other factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
A contract under which the seller of         Counterparty Risk
a security agrees to buy it back at
an agreed-upon price and time in
the future.
--------------------------------------------------------------------------------
RESTRICTED SECURITIES/PRIVATE PLACEMENTS
Securities that are not registered,          Liquidity Risk
but which are bought and sold
solely by institutional investors.
A Fund considers many Rule 144A
securities to be "liquid," although
the market for such securities
typically is less active than the
public securities markets.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of either Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Funds' portfolios. Therefore, each Fund may have a higher portfolio turnover rate than many other mutual funds. The Funds with higher-than-average portfolio turnovers for the fiscal year ended August 31, 2002, were:

     Advantage                                     961%(1)
     Advantage Global Health Sciences              127%

(1) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

A portfolio turnover rate of 200% is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect a Fund's performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to a Fund's shareholders.

[INVESCO ICON]  FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $323.6 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the investment advisor of the Funds. INVESCO was founded in 1932 and manages over $17.9 billion for 3,801,793 shareholder accounts in 49 INVESCO mutual funds as of September 30, 2002. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales, and exchanges of Fund shares).

A wholly owned subsidiary of INVESCO, INVESCO Distributors, Inc. ("IDI") is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO and IDI are subsidiaries of AMVESCAP PLC.

PERFORMANCE-BASED FEE

INVESCO receives a management fee from each Fund that is comprised of two components. The first component is an annual base fee equal to 1.50% of the Fund's average daily net assets. The second component is a performance adjustment that either increases or decreases the base fee, depending on how a Fund's Class A shares have performed relative to the Index. The maximum performance adjustment upward or downward is 1.00% annually. Depending on the performance of a Fund, during any fiscal year INVESCO may receive as much as 2.50% or as little as 0.50% in management fees. During the first twelve months of Advantage Global Health Sciences Fund's operations, the management fee was charged at the base fee of 1.50% (prior to May 15, 2002) with no performance adjustment.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the fiscal year ended August 31, 2002:

--------------------------------------------------------------------------------
                                            ADVISORY FEE AS A PERCENTAGE
                                               OF AVERAGE ANNUAL NET
FUND                                          ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
Advantage                                               0.92%
Advantage Global Health Sciences                        1.39%

[INVESCO ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their Fund's portfolio holdings:

Advantage Fund                                 Team Managed

Advantage Global Health Sciences Fund          Thomas R. Wald

THOMAS R. WALD, vice president of INVESCO, is the portfolio manager of the Advantage Global Health Sciences Fund. Before joining INVESCO in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a Chartered Financial Analyst. Mr. Wald holds an M.B.A. from Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

With regard to Advantage Fund, when we refer to Team Management without naming individual portfolio managers, we mean a system by which INVESCO's Growth Management Investment and Value Management Investment Teams set allocation of Fund assets and risk controls.

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE A FUND FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance.

SUITABILITY FOR INVESTORS
Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. In general, the Funds are most suitable for investors who:
o are experienced investors or have obtained the advice of an investment professional.
o are willing to accept the additional risks entailed in the investment policies of the Funds.
o understand that shares of the Funds can, and likely will, have daily price fluctuations.
o are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o  unaccustomed to potentially volatile investments.
o  primarily seeking current dividend income.
o unwilling to accept the additional risks entailed in the investment policies of the Funds and potential significant changes in the price of Fund shares as a result of those policies.
o  speculating on short-term fluctuations in the stock markets.

[INVESCO ICON]  SHARE PRICE

CURRENT MARKET VALUE OF FUND ASSETS
+ ACCRUED INTEREST AND DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV)

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in the Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends, most national holidays in the U.S., and Good Friday.

NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares. Because their expenses vary, NAV is calculated separately for each class.

All purchases, sales, and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you or your financial intermediary. Instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO receives instructions from you or your financial intermediary after that time, the instructions will be processed at the NAV calculated after receipt of these instructions. Financial institutions that process customer transactions through the National Securities Clearing Corporation's Fund/SERV and Networking facilities must obtain their customers' permission for each transaction, and each financial institution retains responsibility to its customers for any errors or irregularities related to those transactions.

Foreign securities exchanges, which set the prices for foreign securities held by the Fund, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell, or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M.

The Funds offer multiple classes of shares. The chart in this section shows several convenient ways to invest in the shares of the Funds if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary for information on how to purchase shares of a Fund. You may be charged a commission or transaction fee by the financial intermediary for purchases of Fund shares.

With the exception of Class A shares, there is no charge to invest directly through INVESCO. Class A shares are subject to a front-end sales charge. For more information on this charge, please see the subsection entitled "Sales Charges." If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. In determining whether a CDSC applies to a redemption from a non-qualified plan, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, or C shares acquired through reinvestment of dividends or other distributions, or Class A, B, or C shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the Statement of Additional Information entitled "Distributor."

For all new accounts, please send a completed application form and specify the fund or funds and the class or classes you wish to purchase. If you do not specify a fund or funds, your initial investment and any subsequent purchases will automatically go into INVESCO Cash Reserves Fund - Class A, a series of INVESCO Money Market Funds, Inc. You will receive a confirmation of this transaction and may contact INVESCO to exchange into the fund you choose.

A share of each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

INVESCO reserves the right to increase, reduce, or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

MINIMUM INITIAL INVESTMENT. $10,000, which is waived for regular investment plans, including Easivest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $1,000 for regular account; $250 for an IRA

The following chart shows several ways to invest in a Fund if you invest directly through INVESCO.

METHOD                     INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY CHECK                   $10,000 for regular       INVESCO does not accept
Mail to:                   accounts; $500 for an     cash, credit cards,
INVESCO Funds Group, Inc.  IRA; $1,000 for each      travelers' cheques, credit
P.O. Box 173706            subsequent investment;    card checks, instant loan
Denver, CO 80217-3706.     $250 for each             checks, money orders, or
You may send your check    subsequent IRA            third party checks unless
by overnight courier to:   investment.               they are from another
4350 South Monaco Street                             financial institution
Denver, CO 80237.                                    related to a retirement
                                                     plan transfer.
--------------------------------------------------------------------------------
BY WIRE
You may send your pay-     $10,000 for regular
ment by bank wire (call    accounts; $500 for an
1-800-525-8085 for         IRA; $1,000 for each
instructions).             subsequent investment;
                           $250 for each subsequent
                           IRA investment.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH      $10,000 for regular       You must provide your bank
Call 1-800-525-8085 to     accounts; $500 for an     account information to
request your purchase.     IRA; $1,000 for each      INVESCO prior to using this
Upon your telephone        subsequent investment;    option.
instructions, INVESCO      $250 for each subsequent
will move money from       IRA investment.
your designated bank/
credit union checking
or savings account in
order to purchase shares.
--------------------------------------------------------------------------------

METHOD                     INVESTMENT MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
REGULAR INVESTING WITH     $50 per month for         Like all regular investment
EASIVEST OR DIRECT         EasiVest; $50 per pay     plans, neither EasiVest nor
PAYROLL PURCHASE           period for Direct         Direct Payroll Purchase
You may enroll on your     Payroll Purchase. You     ensures a profit or
fund application, or       may start or stop your    protects against loss in a
call us for a separate     regular investment plan   falling market. Because
form and more details.     at any time with two      you'll invest continually,
Investing the same         weeks' notice to          regardless of varying price
amount on a monthly        INVESCO.                  levels, consider your
basis allows you to buy                              financial ability to keep
more shares when prices                              buying through low price
are low and fewer shares                             levels. And remember that
when prices are high.                                you will lose money if you
This "dollar cost                                    redeem your shares when the
averaging" may help                                  market value of all your
offset market fluctua-                               shares is less than their
tions. Over a period of                              cost.
time, your average cost
per share may be less
than the actual average
net asset value per
share.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT        $50 for subsequent        You must provide your bank
LINE WITH ACH              investments.              account information to
Automated transactions                               INVESCO prior to using this
by telephone are                                     option. Automated
available for subsequent                             transactions are limited to
purchases and exchanges                              a maximum of $25,000.
24 hours a day.  Simply
call 1-800-424-8085.
--------------------------------------------------------------------------------
BY EXCHANGE                $10,000 for regular       See "Exchange Policy."
Between the same class     accounts; $500 for
of any two INVESCO         an IRA; $1,000 for
funds. Call                each subsequent IRA
1-800-525-8085 for         investment; $250 for
prospectuses of other      each subsequent IRA
INVESCO funds.             investment.
Exchanges may be made
by telephone. You may
also establish an
automatic monthly
exchange service
between two INVESCO
funds; call us for
further details and the
correct form.

EXCHANGE POLICY. You may exchange your shares in either of the Funds for shares of the same class of another INVESCO fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

You will not pay a sales charge when exchanging Class B shares for other Class B shares or Class C shares for other Class C shares. If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating any CDSC that may be assessed upon a subsequent redemption.

We have the following policies governing all exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o  You may make up to four exchanges out of each Fund per twelve-month period.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least sixty days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the Fund into which you wish to exchange are temporarily stopped.

CHOOSING A SHARE CLASS. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any assistance you may receive in making your investment determination. Your financial intermediary can help you decide among the various classes. Please contact your financial intermediary for several convenient ways to invest in a Fund. Shares of the Funds are available primarily through your financial intermediary.

In addition, you should also consider the factors below:

                          Class A             Class B             Class C
                          -------             -------             -------

Initial Sales Charge      5.50%               None                None

CDSC(1)                   1% on certain       1% - 5% for         1% for shares
                          purchases held      shares held less    held less than
                          less than 18        than 6 years.       13 months.
                          months.

12b-1 Fee                 0.35%               1.00%               1.00%

Conversion                No                  Yes(2)              No

Purchase Order Maximum    None                $250,000            $1,000,000

(1) Please see the subsection entitled "Sales Charges" below and the section of the Funds' Statement of Additional Information entitled "Distributor - Sales Charges and Dealer Concession" for more information regarding CDSC charges and dealer concessions.

(2) Class B shares, along with the pro rata portion of the shares' reinvested dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

SALES CHARGES
Sales charges on Class A shares of the Funds are detailed below. As used below, the term "offering price" with respect to Class A shares includes the initial sales charge.

INITIAL SALES CHARGES. Class A shares of the Funds are subject to the following initial sales charges:

                                                   INVESTOR'S SALES CHARGE
AMOUNT OF INVESTMENT                             AS A % OF           AS A % OF
IN A SINGLE TRANSACTION                        OFFERING PRICE        INVESTMENT
Less than                      $25,000         5.50%                 5.82%
$25,000 but less than          $50,000         5.25%                 5.54%
$50,000 but less than          $100,000        4.75%                 4.99%
$100,000 but less than         $250,000        3.75%                 3.90%
$250,000 but less than         $500,000        3.00%                 3.09%
$500,000 but less than         $1,000,000      2.00%                 2.04%
$1,000,000 or more                              NAV                   NAV

CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS A SHARES. You can purchase $1,000,000 or more of Class A shares at net asset value, and the distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more. However, if you purchase shares worth $1,000,000 or more, they may be subject to a CDSC of 1% if you redeem them prior to eighteen months after the date of purchase. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in your account. If your holding period is less than the above-stated time periods, the CDSC may be assessed on the amount of the total original cost of the shares. For qualified plans investing in Class A shares, you may pay a CDSC of 1% if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account.

CDSC FOR CLASS B AND CLASS C SHARES. You purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages. If your holding period is less than six years for Class B and thirteen months for Class C shares, the CDSC may be assessed on the amount of the total original cost of the shares.

YEAR SINCE
PURCHASE MADE                            CLASS B                 CLASS C

First                                    5%                      1%(1)
Second                                   4%                      None
Third                                    3%                      None
Fourth                                   3%                      None
Fifth                                    2%                      None
Sixth                                    1%                      None
Seventh and following                    None(2)                 None

(1) The first year will consist of the first thirteen months.

(2) Class B shares, along with the pro rata portion of the shares' dividends and distributions, automatically convert to Class A shares at the end of the month which is eight years after the date on which such Class B shares were purchased.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

     REDUCED SALES CHARGES. You may be eligible to buy Class A shares at reduced initial sales charge rates under Right of Accumulation or Letter of Intent under certain circumstances.

          RIGHT OF ACCUMULATION. You may combine your new purchases of Class A shares with Class A shares that were previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

          LETTER OF INTENT. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund during a thirteen-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the thirteen-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

     INITIAL SALES CHARGE/CDSC EXCEPTIONS
     You will not pay initial sales charges:
     o  on shares purchased by reinvesting dividends and distributions;
     o  when exchanging shares of the same class among certain INVESCO funds;
     o  when using the reinstatement privilege;
     o when a merger, consolidation, or acquisition of assets of an INVESCO fund occurs; and
     o  upon automatic conversion of Class B to Class A.

     You will not pay a CDSC:
     o  if you purchase less than $1,000,000 of Class A shares;
     o if you purchase $1,000,000 or more of Class A shares and hold those shares for more than eighteen months;
     o  if you redeem Class B shares you held for more than six years;
     o  if you redeem Class C shares you held for more than thirteen months;
     o if you participate in the periodic withdrawal program and withdraw up to 10% of the value of your shares that are subject to a CDSC in any twelve-month period. The value of your shares, and applicable twelve-month period, will be calculated based upon the value of your account on, and the date of, the first periodic withdrawal.
     o if you redeem shares acquired through reinvestment of dividends and distributions;
     o if you are a qualified plan investing in Class A shares and elect to forego any dealer concession;
     o  on increases in the net asset value of your shares;
     o  to pay account fees;
     o for IRA distributions due to death or disability or periodic distributions based on life expectancy;
     o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or
     o for redemptions following the death of a shareholder or beneficial owner.

There may be other situations when you may be able to purchase or redeem shares at reduced or no sales charges. Consult the Funds' Statement of Additional Information for further details.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for each class of shares of the Funds. The 12b-1 fees paid by each Fund's classes of shares are used to pay distribution and service fees to IDI for the sale and distribution of the Funds' shares and to pay for services provided to shareholders. These services include compensation to financial intermediaries that sell Fund shares and/or service shareholder accounts. Because each Fund's shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

Under each 12b-1 Plan, payments are limited to an amount computed at each class's applicable 12b-1 fee. If distribution expenses for a class exceed these computed amounts, IDI pays the difference. Conversely, if distribution fees are less than computed amounts, IDI retains the difference.

[INVESCO ICON]  YOUR ACCOUNT SERVICES

With the exception of householding, the following information pertains only to shareholders who hold their shares directly through INVESCO.

SHAREHOLDER ACCOUNTS. INVESCO maintains your share account, which contains your current Fund holdings. The Funds do not issue share certificates.

INVESCO PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL, OR EXCHANGE YOUR SHARES OF ANY INVESCO MUTUAL FUND.

QUARTERLY INVESTMENT SUMMARIES. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your INVESCO funds.

TRANSACTION CONFIRMATIONS. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions are confirmed on your quarterly Investment Summaries.

TELEPHONE TRANSACTIONS. You and your financial intermediary may buy, exchange, and sell Fund shares by telephone, unless these privileges are specifically declined when the INVESCO new account Application is filled out.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER. YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT OUR WEB SITE, INVESCOFUNDS.COM.

Unless you decline the telephone transaction privileges, when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to INVESCO that result in a loss to you. In general, if INVESCO has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, INVESCO is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

HOUSEHOLDING. To save money for the Funds, you may receive only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

IRAS AND OTHER RETIREMENT PLANS. Shares of any INVESCO mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call INVESCO for information and forms to establish or transfer your existing retirement plan or account.

[INVESCO ICON]  HOW TO SELL SHARES

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through INVESCO. If you invest in a Fund through a financial intermediary, please consult the financial intermediary for information on how to sell shares of the Fund. You may be charged a commission or transaction fee by your financial intermediary for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

Various fees apply to Fund redemptions. You may be charged a CDSC at the time of redemption, depending on how long you have held your shares. If you buy $1,000,000 or more of Class A shares and redeem the shares within eighteen months from the date of purchase, you may pay a 1% CDSC at the time of redemption. If you are a qualified plan and elect to receive a dealer concession, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within twelve months from initial deposit in the plan's INVESCO account. If you are a qualified plan and elect to forego the dealer concession, you will not be charged a CDSC. With respect to redemption of Class B shares held six years or less, a CDSC of 1% - 5% of the total original cost of the shares may be assessed. With respect to redemption of Class C shares held thirteen months or less, a CDSC of 1% of the total original cost of the shares may be assessed. In determining whether a CDSC applies to a redemption from a non-qualified plan, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account. These charges are not assessed upon Class A, B, or C shares acquired through reinvestment of dividends or other distributions, or Class A, B, or C shares exchanged for the same class of another INVESCO Fund. For more information on CDSC charges, please see the subsection of the Prospectus entitled "Choosing A Share Class" and the section of the Statement of Additional Information entitled "Distributor."

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by telephone.

INVESCO usually forwards the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

Because of the Funds' expense structures, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), the Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given sixty days to increase the value of your account to $250 or more.

REDEMPTION FEES. Except for any applicable CDSC, we will not charge you any fees to redeem your shares; however, your financial intermediary may charge service fees for handling these transactions.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS B ONLY). You may, within ninety days after you sell Class A or Class B shares, reinvest all or part of your redemption proceeds in Class A shares in a Fund at net asset value in an identically registered account. You will not pay any sales charges on the amount reinvested. You must notify INVESCO in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per calendar year.

The following chart shows several ways to sell your shares of the Funds if you invest directly through INVESCO.

METHOD                     REDEMPTION MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
BY TELEPHONE               $250 (or, if less, full   INVESCO's telephone
Call us toll-free at:      liquidation of the        redemption privileges may
1-800-525-8085.            account) for a redemp-    be modified or terminated
                           tion check. IRA           in the future at INVESCO's
                           redemptions are not       discretion. The maximum
                           permitted by telephone.   amount which may be
                                                     redeemed by telephone is
                                                     generally $25,000.
--------------------------------------------------------------------------------

METHOD                     REDEMPTION MINIMUM        PLEASE REMEMBER
--------------------------------------------------------------------------------
IN WRITING                 Any amount.               The redemption request must
Mail your request to:                                be signed by all registered
INVESCO Funds Group, Inc.                            account owners. Payment
P.O. Box 173706                                      will be mailed to your
Denver, CO 80217-3706.                               address as it appears on
You may also send your                               INVESCO's records, or to a
request by overnight                                 bank designated by you in
courier to:                                          writing.
4350 South Monaco Street
Denver, CO 80237.
--------------------------------------------------------------------------------
BY TELEPHONE WITH ACH      $250. IRA redemptions     You must provide your bank
Call 1-800-525-8085 to     are not permitted by      account information to
request your redemption.   telephone.                INVESCO prior to using this
                                                     option. INVESCO will
                                                     automatically pay the
                                                     proceeds into your
                                                     designated bank account.
--------------------------------------------------------------------------------
BY PERSONAL ACCOUNT        $50.                      Be sure to write down the
LINE WITH ACH                                        confirmation number
Automated transactions                               provided to you. You must
by telephone are                                     provide your bank account
available for redemptions                            information to INVESCO
and exchanges 24 hours                               prior to using this option.
a day.  Simply
call 1-800-424-8085.
--------------------------------------------------------------------------------

PERIODIC WITHDRAWAL PLAN   $100 per payment on a     You must have at least
You may call us to         monthly or quarterly      $10,000 total invested with
request the appropriate    basis. The redemption     the INVESCO funds with at
form and more informa-     check may be payable      least $5,000 of that total
tion at 1-800-525-8085.    to any party you          invested in the fund from
                           designate.                which withdrawals will be
                                                     made.

--------------------------------------------------------------------------------
PAYMENT TO THIRD PARTY     Any amount.               All registered account
Mail your request to:                                owners must sign the
INVESCO Funds Group, Inc.                            request, with signature
P.O. Box 173706                                      guarantees from an eligible
Denver, CO 80217-3706.                               guarantor financial
                                                     institution,such as a
                                                     commercial bank or a
                                                     recognized national or
                                                     regional securities firm.

[GRAPH ICON]  TAXES

Everyone's tax status is unique. We manage the Funds in an effort to provide maximum total returns to all shareholders of the Funds. INVESCO generally focuses on pre-tax results and ordinarily does not manage a Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of a Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that neither of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from current income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state, and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold from your distributions, and any money that you receive from the sale of shares of the Funds, a backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held through a financial intermediary, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS).

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in November or December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

A Fund's daily NAV reflects ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund's NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in a Fund will be increased to the extent such distributions are reinvested in a Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by a Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of various classes of Advantage Fund for the period since inception and for the INVESCO Global Health Sciences Fund ("GHS") for the past five years (or, if shorter, the period of the class's operations). Advantage Global Health Sciences Fund ("AGHS Fund") is the successor to GHS Fund pursuant to a reorganization that took place on May 16, 2001. As a result of the reorganization, GHS Fund shareholders received Class A shares of AGHS Fund. Prior to May 16, 2001, Class B and Class C shares of AGHS Fund had no investment operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the financial statements, is included in INVESCO Counselor Series Funds, Inc.'s 2002 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                                                                                              PERIOD ENDED
                                                                                        YEAR ENDED AUGUST 31   AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND - CLASS A                                                                    2002       2001        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                     $  7.70    $ 10.24     $ 10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                                            (0.09)     (0.04)       0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                         (2.48)     (2.02)       0.24
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                           (2.57)     (2.06)       0.24
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                            0.00       0.48        0.00
===========================================================================================================================
Net Asset Value--End of Period                                                           $  5.13    $  7.70     $ 10.24
===========================================================================================================================

TOTAL RETURN(d)                                                                           (33.38%)   (21.20%)     2.40%(e)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                 $ 6,753    $34,086     $41,413
Ratio of Expenses to Average Net Assets (including dividends on securities
  sold short)(f)                                                                           2.50%      2.51%       1.82%(g)
Ratio of Expenses to Average Net Assets (excluding dividends on securities
  sold short)(f)                                                                           2.34%      2.41%       1.82%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                               (1.35%)    (0.26%)      3.28%(g)
Portfolio Turnover Rate                                                                     961%(h)  1,713%(h)       5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) The per share information was computed based on average shares for the years ended August 31, 2002 and 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(d) The applicable sales charges are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

                                                                                                 YEAR ENDED     PERIOD ENDED
                                                                                                 AUGUST 31       AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND-CLASS B                                                                      2002       2001        2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                     $  7.64    $ 10.24     $ 10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                                                            (0.12)     (0.03)       0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                         (2.44)     (2.09)       0.24
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                           (2.56)     (2.12)       0.24
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                            0.00       0.48        0.00
===========================================================================================================================
Net Asset Value--End of Period                                                           $  5.08    $  7.64     $ 10.24
===========================================================================================================================

TOTAL RETURN(d)                                                                          (33.51%)   (21.83%)      2.40%(e)

RATIOS

Net Assets--End of Period ($000 Omitted)                                                 $ 7,762    $19,292     $10,878
Ratio of Expenses to Average Net Assets (including dividends on
  securities sold short)(f)                                                                2.88%      3.45%       2.56%(g)
Ratio of Expenses to Average Net Assets (excluding dividends on
  securities sold short)(f)                                                                2.73%      3.31%       2.56%(g)
Ratio of Net Investment Income (Loss) to Average Net Assets                               (1.75%)    (1.23%)      2.53%(g)
Portfolio Turnover Rate                                                                     961%(h)  1,713%(h)       5%(e)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) The per share information was computed based on average shares for the year ended August 31, 2002.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(d) The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(g) Annualized
(h) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

                                                                                              YEAR ENDED       PERIOD ENDED
                                                                                               AUGUST 31         AUGUST 31
---------------------------------------------------------------------------------------------------------------------------
ADVANTAGE FUND-CLASS C                                                                      2002       2001       2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                                     $  7.63    $ 10.24     $ 10.00
===========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                                                            (0.09)     (0.05)       0.00
Net Gains or (Losses) on Securities (Both Realized and Unrealized)                         (2.48)     (2.08)       0.24
===========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                                           (2.57)     (2.13)       0.24
===========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                                                            0.00       0.48        0.00
===========================================================================================================================
Net Asset Value--End of Period                                                           $  5.06    $  7.63     $ 10.24
===========================================================================================================================

TOTAL RETURN(c)                                                                          (33.68%)   (21.94%)      2.40%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                                                 $ 4,622    $15,523     $ 8,482
Ratio of Expenses to Average Net Assets (including dividends on
  securities sold short)(e)                                                                3.02%      3.61%       2.57%(f)
Ratio of Expenses to Average Net Assets (excluding dividends on
  securities sold short)(e)                                                                2.86%      3.47%       2.57%(f)
Ratio of Net Investment Income (Loss) to Average Net Assets                               (1.90%)    (1.39%)      2.53%(f)
Portfolio Turnover Rate                                                                     961%(g)  1,713%(g)       5%(d)

(a) From August 25, 2000, commencement of investment operations, to August 31, 2000.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the period ended August 31, 2000.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is greater than most funds due to the investment style of the Fund.

                                                      YEAR ENDED     PERIOD ENDED
                                                       AUGUST 31        AUGUST 31            YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------------

ADVANTAGE FUND GLOBAL HEALTH SCIENCES FUND-                 2002          2001(a)      2000        1999         1998          1997
 CLASS A
PER SHARE DATA
Net Asset Value--Beginning of Period                    $  14.57      $  24.25     $  17.96    $  21.08     $  21.25     $  22.23
====================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                     (0.00)        (0.12)       (0.13)      (0.02)(d)    (0.00)       (0.07)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                           (2.77)        (6.19)        8.83        0.99(d)      3.76         3.56
====================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                           (2.77)        (6.31)        8.70        0.97         3.76         3.49
====================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                            0.00          3.44         2.41        4.09         3.93         4.47
====================================================================================================================================
Redemption Fees                                             0.04          0.07         ---         ---          ---          ---
====================================================================================================================================
Net Asset Value--End of Period                          $  11.84      $  14.57     $  24.25    $  17.96     $  21.08     $  21.25
====================================================================================================================================


TOTAL RETURN - NAV                                       (18.74%)(e)  (28.88%)(e)(f) 52.72%       4.90%       20.74%       18.60%
TOTAL RETURN - SHARE PRICE                                   ---           ---       40.75%(g)    4.74%(g)    40.29%(g)    32.98%(g)

RATIOS
Net Assets--End of Period ($000 Omitted)                $275,037      $478,876     $938,494    $678,030     $586,263     $526,215
Ratio of Expenses to Average Net Assets (including
  dividends on securities sold short)(h)                   2.35%        1.60%(i)     1.16%       1.20%        1.21%        1.22%
Ratio of Expenses to Average Net Assets (excluding
  dividends on securities sold short)(h)                   2.33%        1.55%(i)       ---         ---          ---          ---
Ratio of Net Investment Loss to Average                   (1.52%)      (0.79%)(i)   (0.62%)     (0.13%)      (0.17%)      (0.15%)
Portfolio Turnover Rate                                     127%         183%(f)      196%        129%          87%         145%

(a) From November 1, 2000 to August 31, 2001.
(b) The per share information was computed using average shares for the period ended August 31, 2001 and the years ended October 31,
    2000 and 1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended August 31, 2002 and the year ended
    October 31, 1998.
(d) Per share data includes an additional 7,601,529 shares attributed to the Rights Offering at June 21, 1999.
(e) The applicable sales charges are not included in the Total Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, were assumed, for purposes of this calculation, to have been reinvested at prices obtained under the Fund's dividend reinvestment plan (prior to
    Fund's reorganization on May 16, 2001). Total investment return does not reflect sales charges or brokerage commissions.
(h) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(i) Annualized

                                                                 YEAR ENDED    PERIOD ENDED
                                                                  AUGUST 31       AUGUST 31
-------------------------------------------------------------------------------------------
ADVANTAGE GLOBAL HEALTH SCIENCES FUND-CLASS B                          2002       2001(a)
PER SHARE DATA
Net Asset Value-Beginning of Period                                $  14.68    $ 14.35
===========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                   (0.11)     (0.05)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)    (2.80)      0.38
===========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      (2.91)      0.33
===========================================================================================
NET ASSET VALUE-END OF PERIOD                                      $  11.77    $ 14.68
===========================================================================================

TOTAL RETURN(c)                                                     (19.82%)     2.30%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)                           $    882    $   337
Ratio of Expenses to Average Net Assets (including dividends on
  securities sold short)(e)                                           3.44%      4.14%(f)
Ratio of Expenses to Average Net Assets (excluding dividends on
  securities sold short)(e)                                           3.43%      3.74%(f)
Ratio of Net Investment Loss to Average Net Assets                   (2.54%)    (2.68%)(f)
Portfolio Turnover Rate                                                127%       183%(g)

(a) From May 16, 2001, since inception of class, to August 31, 2001.
(b) The per share information was computed using average shares for the period ended August
    31, 2001.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November
    1, 2000 to August 31, 2001.

ADVANTAGE GLOBAL HEALTH SCIENCES FUND-CLASS C

-------------------------------------------------------------------------------------------
                                                                 YEAR ENDED   PERIOD ENDED
                                                                  AUGUST 31      AUGUST 31
-------------------------------------------------------------------------------------------
                                                                       2002       2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $  14.45    $ 14.35
===========================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                   (0.13)     (0.04)
Net Gains or (Losses) on Securities (Both Realized and Unrealized)    (2.75)      0.14
===========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                      (2.88)      0.10
===========================================================================================
Net Asset Value--End of Period                                     $  11.57    $ 14.45
===========================================================================================
TOTAL RETURN(c)                                                     (20.00%)     0.70%(d)

RATIOS
Net Assets-End of Period ($000 Omitted)                            $    501    $   312
Ratio of Expenses to Average Net Assets (including dividends on
   securities sold short)(e)                                          3.54%      4.51%(f)
Ratio of Expenses to Average Net Assets (excluding dividends on
   securities sold short)(e)                                          3.52%      3.93%(f)
Ratio of Net Investment Loss to Average Net Assets                   (2.63%)    (2.86%)(f)
Portfolio Turnover Rate                                                127%       183%(g)

(a) From May 16, 2001, since inception of class, to August 31, 2001.
(b) The per share information was computed using average shares for the period ended August
    31, 2001.
(c) The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the class, which is before any expense offset arrangements (which may include custodian fees).
(f) Annualized
(g) Portfolio Turnover is calculated at the Fund level. Represents the period from November
    1, 2000 to August 31, 2001.

DECEMBER 31, 2002
INVESCO COUNSELOR SERIES FUNDS, INC.
INVESCO ADVANTAGE FUND - CLASS A, B, AND C
INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND - CLASS A, B, AND C

You may obtain additional information about the Funds from several sources.

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail each Fund's actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as the effect of market and general economic trends and a Fund's investment strategy on each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated December 31, 2002 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus, annual report, and semiannual report of the Funds may be accessed through the INVESCO Web site at invescofunds.com. In addition, the current Prospectus, SAI, annual report, and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-525-8085. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 1-202-942-8090 or by electronic request at the following E-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

                       STATEMENT OF ADDITIONAL INFORMATION

                      INVESCO COUNSELOR SERIES FUNDS, INC.


                   INVESCO Advantage Fund - Class A, B, and C
       INVESCO Advantage Global Health Sciences Fund - Class A, B, and C

Address                                          Mailing Address:
4350 South Monaco Street, Denver, CO 80237       P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:
                       In continental U.S., 1-800-525-8085

                                December 31, 2002

--------------------------------------------------------------------------------

A Prospectus for the Class A, B, and C shares of INVESCO Advantage Fund and INVESCO Advantage Global Health Sciences Fund dated December 31, 2002, provides the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectus; in other words, this SAI is legally part of the Funds' Prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus.

You may obtain, without charge, the current Prospectus, SAI, annual report, and semiannual report of the Funds by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706, or by calling 1-800-525-8085. The Prospectus, annual report, and semiannual report of the Funds are also available through the INVESCO Web site at invescofunds.com.

TABLE OF CONTENTS

The Company ..................................................................37

Investments, Policies, and Risks .............................................37

Investment Restrictions ......................................................63

Management of the Funds ......................................................65

Other Service Providers .....................................................101

Brokerage Allocation and Other Practices ....................................101

Capital Stock ...............................................................104

Tax Consequences of Owning Shares of a Fund .................................105

Performance .................................................................107

Code of Ethics ..............................................................112

Financial Statements ........................................................112

Appendix A ..................................................................113

THE COMPANY

INVESCO Counselor Series Funds, Inc. ("the Company") was incorporated on April 24, 2000 under the laws of Maryland as INVESCO Advantage Series Funds, Inc. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. The Company is an open-end management investment company currently consisting of two portfolios of investments: INVESCO Advantage Fund - Class A shares, Class B shares, and Class C shares and INVESCO Advantage Global Health Sciences Fund - Class A shares, Class B shares, and Class C shares (each a "Fund" and, collectively, the "Funds"). Additional funds and classes may be offered in the future.

On May 16, 2001, Advantage Global Health Sciences Fund assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. Financial and performance information in this SAI prior to May 16, 2001 is that of the predecessor Fund.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectus of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRS -- American Depository Receipts, or ADRs, are receipts typically issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

BORROWINGS AND LEVERAGE - The Funds may borrow money from banks (including the Funds' custodian bank) or from an open-end management investment company managed by INVESCO or an affiliate of successor thereof, subject to the limitations under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds will limit borrowings and reverse repurchase agreements to an aggregate of 33 1/3% of each Fund's total assets at the time of the transaction.

The Funds may employ "leverage" by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest on borrowings), or if there are losses, the net asset value of a Fund's shares will decrease faster than would otherwise be the case. Each Fund will maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, a Fund will be required to reduce its borrowings within three days to the extent necessary to satisfy this requirement. To reduce its borrowings, the Fund might be required to sell securities at a disadvantageous time. Interest on money borrowed is an expense a Fund would not otherwise incur, and a Fund may therefore have little or no investment income during periods of substantial borrowings.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit ("CDs") issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements, and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. An investment in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment advisor, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, Inc. ("S&P") ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Each Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by INVESCO to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO generally will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least B by S&P and Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Advantage Global Health Sciences Fund expects that most emerging country debt securities in which it may invest will not be rated by U.S. rating services. Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's, or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue CDs and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what a company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

SECTOR RISK -- Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of the Advantage Fund's portfolio holdings to a particular sector, the Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

EUROBONDS AND YANKEE BONDS -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectus, the advisor may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors, and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the advisor may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the advisor employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distort the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities, or other characteristics different from the securities in which they typically invest. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the advisor wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the advisor wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), a Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts, and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. A Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield, or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the advisor anticipates. There is no assurance that the advisor's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS, AND COLLARS. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRS -- Holding Company Depository Receipts, or HOLDRs, are trust-issued receipts that represent a Fund's beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund's investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

ILLIQUID SECURITIES -- Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.

INITIAL PUBLIC OFFERINGS ("IPOS") -- The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

INTERFUND BORROWING AND LENDING PROGRAM -- Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money for temporary purposes from other funds advised by INVESCO or its affiliates. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fund may have to borrow from a bank at a higher interest rate if a interfund loan is called or not renewed.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by INVESCO and its affiliates (pursuant to an exemptive order dated May 12, 1999), that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Exchange Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts ("UITs"). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. The 1940 Act, limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies, no more than 5% of its total assets may be invested in the securities of any one investment company and a Fund may own no more than 3% of the outstanding shares may be invested in the securities of any investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit. The advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS, AND OTHER SECONDARY MARKET ISSUERS. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit ("REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

RISKS OF MORTGAGE-BACKED SECURITIES. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

ASSET-BACKED SECURITIES. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion ("liquidity protection"). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

REAL ESTATE INVESTMENT TRUSTS - To the extent consistent with its investment objectives and policies, a Fund may invest in securities issued by real estate investment trusts ("REITs"). Such investments will not exceed 25% of the total assets of the Fund.

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements ("REPOs") on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by the Company's advisor. INVESCO must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES -- A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may from time to time loan securities from its portfolio to brokers, dealers, and financial institutions to earn income or generate cash for liquidity. When a Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and the Company's board of directors. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit the Fund to reestablish its position by making a comparable investment due to changes in market conditions or the Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an "Agent").

INVESCO provides the following services in connection with the securities lending activities of the Funds: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which securities are available for loan; (c) monitors the Agent's loan activities to ensure that securities loans are effected in accordance with INVESCO's instructions and with procedures adopted by the board of directors; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the board of directors with respect to securities lending activities; (e) responds to Agent inquiries; and
(f) performs such other duties as necessary. INVESCO intends to seek necessary approvals to enable it to earn compensation for providing such services.

The Funds have obtained an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have INVESCO or an affiliate of INVESCO as an investment advisor.

SHORT SALES -- A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale. A Fund will lose money on a short sale transaction if the price of the borrowed security increases between the date of the short sale and the date on which the Fund closes the short position by purchasing the security; conversely, the Fund may realize a gain if the price of the borrowed security declines between those dates.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short the security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be "bought in" at the price required to purchase the security needed to close out the short position.

In short sale transactions, a Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, a Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased - and the amount of any loss increased - by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay. Short selling may amplify changes in a Fund's NAV. It also may result in higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

Until a Fund replaces a borrowed security, it must segregate liquid securities or other collateral with a broker or other custodian in an amount equal to the current market value of the security sold short. The Funds expect to receive interest on the collateral they deposit. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

Each Fund may also sell short against the box (i.e., sell securities short if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold).

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Funds may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

SPECIAL SITUATIONS - The Funds will invest in "special situations." A special situation arises when, in the opinion of the Funds' management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

UNSEASONED ISSUERS - The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when INVESCO is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of a Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security:
Each Fund may not:

     1. with respect to 50% of each Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     2. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     3. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     4. issue senior securities, except as permitted under the 1940 Act;

     5. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     6. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     7. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, unless otherwise indicated, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. Each Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for the purposes of fundamental limitation
     (3)). In addition, each Fund may borrow for leveraging or investing.

     B. Each Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     C. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     D. With respect to fundamental limitation (9), domestic and foreign banking will be considered to be different industries.

     E. With respect to fundamental limitation (9), investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a specific industry.

     F. Advantage Global Health Sciences Fund may not invest in any company for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof and each multi-state agency, authority, instrumentality or other political subdivision is separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be determined to be the sole issuer.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

INVESCO, located at 4350 South Monaco Street, Denver, Colorado, is the Company's investment advisor. INVESCO was founded in 1932 and serves as an investment advisor to:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO Global & International Funds, Inc.
         (formerly, INVESCO International Funds, Inc.)
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

As of September 30, 2002, INVESCO managed 49 mutual funds having combined assets of over $17.9 billion, on behalf of 3,801,793 shareholder accounts.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $323.2 billion in assets under management on September 30, 2002.

AMVESCAP PLC's North American subsidiaries include:

     INVESCO Retirement, Inc. ("IRI"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, and institutional plan providers.

          AMVESCAP National Trust Company (formerly known as Institutional Trust Company doing business as INVESCO Trust Company) ("ANTC"), a wholly owned subsidiary of IRI maintains an institutional retirement trust containing 34 collective trust funds designed specifically for qualified plans. ANTC provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. ANTC acts as a directed, non-discretionary trustee or custodian for such plans.

INVESCO, Inc., Atlanta, Georgia, manages individualized investment portfolios of equity, fixed-income, and real estate securities for institutional clients, including mutual funds and collective investment entities. INVESCO, Inc. includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO Management & Research Division, Boston, Massachusetts, primarily manages pension and endowment accounts.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

          INVESCO Institutional (N.A.) Inc., New York, is an investment advisor for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions, and private individuals. INVESCO Institutional further serves as investment advisor to several closed-end investment companies, and as sub-advisor with respect to certain commingled employee benefit trusts.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans, and other private investment advisory accounts and also serves as a sub-advisor to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 30 Finsbury Square, London, EC2A 1AG, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment advisor to the Funds under an Investment Advisory Agreement dated August 23, 2000 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-advisor, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Funds the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the advisor or any sub-advisor;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

     o  administrative;

     o  internal accounting (including computation of net asset value);

     o  clerical and statistical;

     o  secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o supplying the Company with officers, clerical staff, and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectus(es), statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o  supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by each Fund. For the advisory services it provides to each Fund, INVESCO is entitled to receive a base management fee calculated at the annual rate of 1.50% of each Fund's daily net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of a Fund exceeds the sum of 2.00% of the investment record of the relevant Index (the "Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of a Fund (the "Fee Adjustment"). The maximum or minimum adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% of average daily net assets. During the first twelve months of operation, the management fee was charged at the base fee of 1.50% with no performance adjustment. Prior to May 16, 2001, the fee for INVESCO Global Health Sciences Fund, predecessor to Advantage Global Health Sciences Fund, was based on the annual rate of 1.00% on the first $500 million of daily net assets and 0.90% on daily net assets in excess of $500 million.

In determining the Fee Adjustment, if any, applicable during any month, INVESCO will compare the investment performance of the Class A shares of a Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of a Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the Performance Period, (ii) the value of cash distributions made by the Fund to holders of Class A shares to the end of the Performance Period, and (iii) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period. The investment record of the Index will be determined by adding together (i) the change in the level of the Index during the Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such Period.

After it determines any Fee Adjustment, INVESCO will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Class A shares of a Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

For the first twelve months of each Fund's operations, the management fee was charged at the Base Fee of 1.50%, with no performance adjustment. Thereafter, the Base Fee is adjusted as described above.

If the Advantage Fund outperforms the Russell 3000 Index or the Advantage Global Health Sciences Fund outperforms the Morgan Stanley Health Care Product Index by more than 2%, the Base Fee is adjusted as follows:

           % Performance over
  Russell 3000 Index or Morgan Stanley
       Health Care Product Index             Advisory Fee
       -------------------------             ------------
                 2%                            1.50% (no increase in Base Fee)
                 3%                            1.70%
                 4%                            1.90%
                 5%                            2.10%
                 6%                            2.30%
                 7%                            2.50%

If the applicable Fund under performs the Russell 3000 or the Morgan Stanley Health Care Product Index by more than 2%, the Base Fee is adjusted as follows:

          % Performance under
 Russell 300 Index or Morgan Stanley
       Health Care Product Index               Advisory Fee
       -------------------------               ------------

                 2%                            1.50% (no decrease in Base Fee)
                 3%                            1.30%
                 4%                            1.10%
                 5%                            0.90%
                 6%                            0.70%
                 7%                            0.50%

The Russell 3000 Index consists of 3,000 stocks, primarily issued by U.S. companies, that includes issuers of all sizes, from large to small capitalization companies. The Morgan Stanley Health Care Product Index is a dollar-weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology. The Indexes are not managed; therefore, their performance does not reflect management fees and other expenses associated with the Funds.

If the directors determine at some future date that another securities index is a better representative of the composition of the Advantage Fund than is the Russell 3000 Index or the Morgan Stanley Health Care Product Index for Advantage Global Health Sciences Fund, the directors may change the securities index used to compute the Fee Adjustment. If the directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

The amount the Fund will pay to INVESCO in performance fees is not susceptible to estimation, since it depends upon the future performance of the Fund and the Index.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown, so that INVESCO's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

                                                    Advisory           Total Expense     Total Expense
                                                    Fee Dollars        Reimbursements    Limitations
                                                    -----------        --------------    -----------
Class A
-------
ADVANTAGE FUND
Year Ended August 31, 2002                          $  186,736              N/A              N/A
Year Ended August 31, 2001                             931,267              N/A              N/A
Period Ended August 31, 2000(1)                          6,634              N/A              N/A

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Year Ended August 31, 2002                          $5,555,932              N/A              N/A
Period Ended August 31, 2001(2)                      2,353,373              N/A              N/A
Period Ended May 15, 2001(3)                         3,658,717              N/A              N/A
Year Ended October 31, 2000                          7,683,110              N/A              N/A
Year Ended October 31, 1999                          6,079,099              N/A              N/A

Class B
-------
ADVANTAGE FUND
Year Ended August 31, 2002                          $  123,492              N/A              N/A
Year Ended August 31, 2001                             336,519              N/A              N/A
Period Ended August 31, 2000(1)                          1,740              N/A              N/A

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Year Ended August 31, 2002                          $   12,759              N/A              N/A
Period Ended August 31, 2001(4)                            693              N/A              N/A

Class C
-------
ADVANTAGE FUND
Year Ended August 31, 2002                          $   95,641              N/A              N/A
Year Ended August 31, 2001                             267,899              N/A              N/A
Period Ended August 31, 2000(1)                          1,358              N/A              N/A

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Year Ended August 31, 2002                          $    7,538              N/A              N/A
Period Ended August 31, 2001(4)                            398              N/A              N/A

(1) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(2) From May 16, 2001, date of Fund reorganization from closed-end to open-end fund, to August
    31, 2001.

(3) From November 1, 2000 to May 15, 2001, date through which Fund operated as a closed-end fund.

(4) From May 16, 2001, commencement of operations, to August 31, 2001.

BOARD RENEWAL OF ADVISORY AGREEMENT

In renewing the Advisory Agreement, the board primarily considered, with respect to each Fund, the nature, quality, and extent of the services provided under the

Agreement and the overall fairness of the Agreement. The board requested and evaluated information from INVESCO that addressed specific factors designed to assist in the board's consideration of these issues.

With respect to the nature and quality of the services provided, the board reviewed, among other things, (1) the overall performance results of the Funds in comparison to relevant indices; (2) a summary for each Fund of the performance of a peer group of investment companies pursuing broadly similar strategies prepared by an independent data service, and (3) the degree of risk undertaken by INVESCO as reflected by a risk/return summary, also prepared by the independent data service. The board also considered INVESCO's resources and responsiveness with respect to Funds' performance difficulties and discussed the efforts being made to improve the Funds' performance records. The board also considered the advantages to each Fund of having an advisor that is associated with a global investment management organization. In connection with its review of the quality of the execution of the Funds' trades, the board considered INVESCO's use in fund transactions of brokers or dealers that provided research and other services to INVESCO or its affiliates, and the benefits derived from such services to the Funds and to INVESCO. The board also considered the quality of the shareholder and administrative services provided by INVESCO, as well as the firm's positive compliance history.

With respect to the overall fairness of the Agreement, the board primarily considered the fairness of fee arrangements and the profitability and any fall-out benefits to INVESCO and its affiliates from their association with the Funds. The board reviewed information from an independent data service about the rates of compensation paid to investment advisors and overall expense ratios, for funds comparable in size, character, and investment strategy to the Funds. In concluding that the benefits accruing to INVESCO and its affiliates by virtue of their relationships with the Funds were reasonable in comparison with the costs of providing investment advisory services and the benefits accruing to each Fund, the board reviewed specific data as to INVESCO's profit or loss on each Fund, and carefully examined INVESCO's cost allocation methodology. In this connection, the board requested that the Funds' independent auditors review INVESCO's methodology for appropriateness. The board concluded that renewal of the Agreements was in the best interest of the Funds' shareholders. These matters were considered by the directors who are not affiliated with INVESCO (the "Independent Directors") working with experienced 1940 Act counsel that is independent of INVESCO.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated June 1, 2000, as amended November 30, 2002 with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.045% of the average net assets of each Fund. Prior to May 16, 2001, INVESCO Global Health Sciences Fund, predecessor to Advantage Global Health Sciences Fund, paid INVESCO a fee based on the annual rate of 0.10% on daily net assets to provide administrative, accounting, and clerical services.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement dated June 1, 2000, as amended November 30, 2002 with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month. Prior to May 16, 2001, Advantage Global Health Sciences Fund was not included in the Transfer Agency Agreement.

FEES PAID TO INVESCO

During the periods outlined in the table below, the Funds paid the following fees to INVESCO. The fees are allocated daily to each class based on the relative proportion of net assets represented by such class.

                                                                 Administrative   Transfer
                                                     Advisory       Services       Agency
                                                     --------       --------       ------
Class A
-------
ADVANTAGE FUND
Year Ended August 31, 2002                          $  186,736     $ 12,836     $ 77,936
Year Ended August 31, 2001                             931,267       33,931       75,603
Period Ended August 31, 2000(1)                          6,634          327            0


ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Year Ended August 31, 2002                          $5,555,932     $190,058     $676,845
Period Ended August 31, 2001(2)                      2,353,373       73,530      159,872
Period Ended May 15, 2001(3)                         3,658,717      376,691       37,568
Year Ended October 31, 2000                          7,683,110      798,123       88,350
Year Ended October 31, 1999                          6,079,099      619,011       73,695

CLASS B
-------
ADVANTAGE FUND
Year Ended August 31, 2002                          $  123,492     $  9,749     $ 30,621
Year Ended August 31, 2001                             336,519       12,327       31,752
Period Ended August 31, 2000(1)                          1,740           86            0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Year Ended August 31, 2002                          $   12,759     $    450     $  2,049
Period Ended August 31, 2001(4)                            693           22           92

CLASS C
-------
ADVANTAGE FUND
Year Ended August 31, 2002                          $   95,641     $  7,188     $ 29,370
Year Ended August 31, 2001                             267,899        9,813       22,877
Period Ended August 31, 2000(1)                          1,358           67            0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
Year Ended August 31, 2002                          $    7,538     $    266     $  1,555
Period Ended August 31, 2001(4)                            398           12           77

(1) From August 25, 2000, commencement of investment operations, to August 31, 2000.

(2) From May 16, 2001, date of Fund reorganization from closed-end to open-end, to August
    31, 2001.

(3) From November 1, 2000 to May 15, 2001, date through which Fund operated as a closed-end Fund.

(4) From May 16, 2001, commencement of operations, to August 31, 2001.

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

The tables below provide information about each of the Company's directors and officers. The first table provides information for the Independent Directors, and the second table provides information for the directors who are "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act ("Interested Directors"). For the Interested Directors, information about their principal occupations and other directorships reflects their affiliations with INVESCO and its affiliated companies.

Independent Directors

Name, Address, and Age             Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                   With Company,        During Past Five Years(2)      Funds in the  Held by Director
                                   Term of Office(1)                                   Fund Complex
                                   and Length of                                       Overseen by
                                   Time Served(2)                                      Director
Fred A. Deering                    Vice Chairman of     Formerly, Chairman of the      49            Director
(3),(4),(8),(9),(10)               the Board            Executive Committee and
1551 Larimer Street, #1701                              Chairman of the Board of
Denver, Colorado                                        Security Life of Denver
Age:  74                                                Insurance Company; and
                                                        Director of ING American
                                                        Holdings Company and First
                                                        ING Life Insurance Company
                                                        of New York. Formerly,
                                                        Trustee of INVESCO Global
                                                        Health Sciences Fund.

Victor L. Andrews, Ph.D.           Director             Professor Emeritus, Chairman   49            Director of The Sheffield
(5),(7),(11),(12)                                       Emeritus and Chairman and                    Funds, Inc.
34 Seawatch Drive                                       CFO of the Roundtable of the
Savannah, Georgia                                       Department of Finance of
Age:  72                                                Georgia State University;
                                                        and President, Andrews
                                                        Financial Associates, Inc.
                                                        (consulting firm). Formerly,
                                                        member of the faculties of
                                                        the Harvard Business School
                                                        and the Sloan School of
                                                        Management of MIT.

Name, Address, and Age             Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                   With Company,        During Past Five Years(2)      Funds in the  Held by Director
                                   Term of Office(1)                                   Fund Complex
                                   and Length of                                       Overseen by
                                   Time Served(2)                                      Director
Bob R. Baker                       Director             Consultant (2000 to present).  49
(4),(5),(6),(10),(11),(12)                              Formerly, President and
37 Castle Pines Dr. N.                                  Chief Executive Officer
Castle Rock, Colorado                                   (1988 to 2000) of AMC Cancer
Age:  66                                                Research Center, Denver,
                                                        Colorado. Until mid-December
                                                        1988, Vice Chairman of the
                                                        Board of First Columbia
                                                        Financial Corporation,
                                                        Englewood, Colorado;
                                                        formerly, Chairman of the
                                                        Board and Chief Executive
                                                        Officer of First Columbia
                                                        Financial Corporation.

Lawrence H. Budner                 Director             Trust Consultant. Formerly,    49
(3),(6),(11),(12)                                       Senior Vice President and
7608 Glen Albens Circle                                 Senior Trust Officer of
Dallas, Texas                                           InterFirst Bank, Dallas,
Age:  72                                                Texas.

James T. Bunch (5),(6),(10)        Director (since      Principal and Founder of       49
3600 Republic Plaza                2000)                Green, Manning & Bunch Ltd.,
370 Seventeenth Street                                  Denver, Colorado (1988 to
Denver, Colorado                                        present); Director and
Age:  60                                                Secretary of Green, Manning
                                                        & Bunch Securities, Inc.
                                                        since September 1993;
                                                        Director and Vice President
                                                        of Western Golf Association
                                                        and Evans Scholars
                                                        Foundation; and Director of
                                                        United States Golf
                                                        Association. Formerly,
                                                        General Counsel and Director
                                                        of Boettcher & Co., Denver,
                                                        Colorado; and formerly,
                                                        Chairman and Managing
                                                        Partner of Davis, Graham &
                                                        Stubbs, Denver, Colorado.

Name, Address, and Age             Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                   With Company,        During Past Five Years(2)      Funds in the  Held by Director
                                   Term of Office(1)                                   Fund Complex
                                   and Length of                                       Overseen by
                                   Time Served(2)                                      Director
Gerald J. Lewis (3),(7),(8)        Director (since      Chairman of Lawsuit            49            Director of General Chemical
701 "B" Street                     2000)                Resolution Services, San                     Group, Inc., Hampdon, New
Suite 2100                                              Diego, California (1987 to                   Hampshire (1996 to present).
San Diego, California                                   present). Formerly, Associate                Director of Wheelabrator
Age:  69                                                Justice of the California                    Technologies, Inc., Fisher
                                                        Court of Appeals; and Of                     Scientific, Inc., Henley
                                                        Counsel, Latham & Watkins,                   Manufacturing, Inc., and
                                                        San Diego, California (1987                  California Coastal
                                                        to 1997).                                    Properties, Inc.

John W. McIntyre                   Director             Retired. Trustee of Gables     49
(3),(4),(6),(8)                                         Residential Trust; Trustee
7 Piedmont Center                                       and Chairman of the J.M.
Suite 100                                               Tull Charitable Foundation;
Atlanta, Georgia                                        Director of Kaiser Founda-
Age:  72                                                tion Health Plans of
                                                        Georgia, Inc. Formerly, Vice
                                                        Chairman of the Board of
                                                        Directors of The Citizens
                                                        and Southern Corporation and
                                                        Chairman of the Board and
                                                        Chief Executive Officer of
                                                        The Citizens and Southern
                                                        Georgia Corp. and The
                                                        Citizens and Southern
                                                        National Bank; formerly,
                                                        Trustee of INVESCO Global
                                                        Health Sciences Fund and
                                                        Trustee of Employee's
                                                        Retirement System of GA,
                                                        Emory University.

Larry Soll, Ph.D.                  Director (since      Retired.  Formerly, Chairman   49            Director of Synergen since
(5),(7),(10),(11),(12)             1997)                of the Board (1987 to 1994),                 incorporation in 1982;
2358 Sunshine Canyon Drive                              Chief Executive Officer (1982                Director of Isis
Boulder, Colorado                                       to 1989 and 1993 to 1994) and                Pharmaceuticals, Inc.
Age:  60                                                President (1982 to 1989) of
                                                        Synergen Inc.; and formerly,
                                                        Trustee of INVESCO Global
                                                        Health Sciences Fund.


Interested Directors and Officers.

Messrs. Cunningham, Healey, and Williamson are Interested Directors by virtue of the fact that they are officers of INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.

Name, Address, and Age             Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                   With Company,        During Past Five Years(2)      Funds in      Held by Director
                                   Term of Office(1)                                   the Fund
                                   and Length of                                       Complex
                                   Time Served(2)                                      Overseen
                                                                                       by Director
Mark H. Williamson (4),(12)        President (1998 to   Chief Executive Officer,       49            Chairman of the Board of
4350 South Monaco Street           present), Chief      Managed Products Division,                   INVESCO Funds Group, Inc. and
Denver, Colorado                   Executive Officer    AMVESCAP PLC (2001 to                        INVESCO Distributors, Inc.
Age:  51                           (1998 to present)    present); Chief Executive
                                   and Chairman of      Officer of INVESCO Funds
                                   the Board (since     Group, Inc.; and Chief
                                   1999)                Executive Officer of INVESCO
                                                        Distributors, Inc. Formerly,
                                                        President of INVESCO Funds
                                                        Group, Inc.; formerly,
                                                        President of INVESCO
                                                        Distributors, Inc.;
                                                        formerly, Chief Operating
                                                        Officer and Chairman of the
                                                        Board of INVESCO Global
                                                        Health Sciences Fund;
                                                        formerly, Chairman and Chief
                                                        Executive Officer of
                                                        NationsBanc Advisors, Inc.;
                                                        and formerly, Chairman of
                                                        NationsBanc Investments,
                                                        Inc.

Raymond R. Cunningham              Vice President and   President and Chief Operating  49            Director of INVESCO Funds
4350 South Monaco Street           Director (since      Officer of INVESCO Funds                     Group, Inc. and  INVESCO
Denver, Colorado                   2001)                Group, Inc.; President of                    Distributors, Inc.
Age: 51                                                 INVESCO Distributors, Inc.
                                                        Formerly, Senior Vice
                                                        President of INVESCO Funds
                                                        Group, Inc.; and Senior Vice
                                                        President of GT Global -
                                                        North America (1992-1998).


Name, Address, and Age             Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                   With Company,        During Past Five Years(2)      Funds in      Held by Director
                                   Term of Office(1)                                   the Fund
                                   and Length of                                       Complex
                                   Time Served(2)                                      Overseen
                                                                                       by Director
Richard W. Healey                  Director (since      Senior Vice President of       47            Director of INVESCO Funds
4350 South Monaco Street           2000)                INVESCO Funds Group, Inc.;                   Group, Inc. and INVESCO
Denver, Colorado                                        Senior Vice President of                     Distributors, Inc.
Age:  48                                                INVESCO Distributors, Inc.
                                                        Formerly, Senior Vice
                                                        President of GT Global -
                                                        North America (1996 to
                                                        1998) and The Boston
                                                        Company (1993 to 1996).


Glen A. Payne                      Secretary            Senior Vice President,
4350 South Monaco Street                                General Counsel and
Denver, Colorado                                        Secretary of INVESCO Funds
Age:  55                                                Group, Inc.; Senior Vice
                                                        President, Secretary and
                                                        General Counsel of INVESCO
                                                        Distributors, Inc. Formerly,
                                                        Secretary of INVESCO Global
                                                        Health Sciences Fund;
                                                        General Counsel of INVESCO
                                                        Trust Company (1989 to
                                                        1998); and employee of a
                                                        U.S. regulatory agency,
                                                        Washington, D.C. (1973 to
                                                        1989).

Ronald L. Grooms                   Chief Accounting     Senior Vice President and                    Director of INVESCO Funds
4350 South Monaco Street           Officer, Chief       Treasurer of INVESCO Funds                   Group, Inc. and INVESCO
Denver, Colorado                   Financial Officer    Group, Inc.; and Senior Vice                 Distributors, Inc.
Age:  56                           and Treasurer        President and Treasurer of
                                                        INVESCO Distributors, Inc.
                                                        Formerly, Treasurer and
                                                        Principal Financial and
                                                        Accounting Officer of
                                                        INVESCO Global Health
                                                        Sciences Fund; and Senior
                                                        Vice President and Treasurer
                                                        of INVESCO Trust Company
                                                        (1988 to 1998).

Name, Address, and Age             Position(s) Held     Principal Occupation(s)        Number of     Other Directorships
                                   With Company,        During Past Five Years(2)      Funds in      Held by Director
                                   Term of Office(1)                                   the Fund
                                   and Length of                                       Complex
                                   Time Served(2)                                      Overseen
                                                                                       by Director
William J. Galvin, Jr.             Assistant            Senior Vice President and                    Director of INVESCO Funds
4350 South Monaco Street           Secretary            Assistant Secretary of                       Group, Inc. and INVESCO
Denver, Colorado                                        INVESCO Funds Group, Inc.;                   Distributors, Inc.
Age:  46                                                and Senior Vice President
                                                        and Assistant Secretary of
                                                        INVESCO Distributors, Inc.
                                                        Formerly, Trust Officer of
                                                        INVESCO Trust Company (1995
                                                        to 1998).

Pamela J. Piro                     Assistant            Vice President and Assistant
4350 South Monaco Street           Treasurer            Treasurer of INVESCO Funds
Denver, Colorado                                        Group, Inc.; and Assistant
Age:  42                                                Treasurer of INVESCO
                                                        Distributors, Inc. Formerly,
                                                        Assistant Vice President
                                                        (1996 to 1997).

Tane' T. Tyler                     Assistant            Vice President and Assistant
4350 South Monaco Street           Secretary            General Counsel of INVESCO
Denver, Colorado                   (since 2002)         Funds Group, Inc.
Age: 37

(1) Each director shall hold office until his or her successor shall have been duly chosen and qualified, or until he or she shall have resigned or shall have been removed in the manner provided by law. Each officer shall hold office until the first meeting of the board of directors after the annual meeting of the shareholders next following his or her election or, if no such annual meeting of the shareholders is held, until the annual meeting of the board of directors in the year following his or her election, and, until his or her successor is chosen and qualified or until he or she shall have resigned or died, or until he or she shall have been removed as provided in the Company's bylaws. The board of directors has adopted a retirement policy providing for mandatory retirement of a Fund director at the end of the calendar quarter in which the director becomes 75, with a director being afforded the opportunity to retire voluntarily upon reaching age 72 or at any time between ages 72 and 75.

(2) Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

(3) Member of the audit committee of the Company.

(4) Member of the executive and valuation committees of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(5) Member of the investments and management liaison committee of the Company.

(6) Member of the brokerage committee of the Company.

(7) Member of the derivatives committee of the Company.

(8) Member of the legal committee of the Company.

(9) Member of the insurance committee of the Company.

(10) Member of the nominating committee of the Company.

(11) Member of the compensation committee of the Company.

(12) Member of the retirement plan committee of the Company.

BOARD OF DIRECTORS STANDING COMMITTEES

The board of directors has an audit committee comprised of four directors who are Independent Directors. The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. This committee held 4 meetings during the fiscal year ended August 31, 2002.

The Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review investment, legal, and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision. This committee held 4 meetings during the fiscal year ended August 31, 2002.

The Company has a brokerage committee. The committee meets quarterly to review soft dollar and other brokerage transactions by the Funds and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors. This committee held 4 meetings during the fiscal year ended August 31, 2002.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors the use of derivatives by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Company's board of directors. The committee reports on these matters to the Company's board of directors. It held 4 meetings during the fiscal year ended August 31, 2002.

The Company has a valuation committee, a legal committee, an insurance committee, a compensation committee, and a retirement plan committee. These committees meet when necessary to review valuation, legal, insurance, compensation, and retirement plan matters of importance to the Company. During the fiscal year ended August 31, 2002, the legal committee met 3 times, the compensation committee met 4 times, and the valuation, insurance, and retirement plan committees did not meet.

The Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, he or she must submit a request in writing to the Chairman of the nominating committee. All requests should be sent to The President, INVESCO Funds Group, Inc., 4350 South Monaco Street, Denver, CO 80237. During the fiscal year ended August 31, 2002, the nominating committee met 2 times.

The following table provides information regarding the dollar range of equity securities beneficially owned by each director in each Fund and in the investment companies in the INVESCO Complex that are overseen by the director, as a whole, as of December 31, 2001:

------------------------------------------------------------------------------------------------------------------------------------
Director                       Dollar Range of Equity Securities Owned                                    Aggregate Dollar
                               in Each Fund(1)                                                            Range of Equity
                                                                                                          Securities in All
                                                                                                          Registered Investment
                                                                                                          Companies Overseen
                                                                                                          by the director in the
                                                                                                          INVESCO Funds Complex(1)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Fred A. Deering                INVESCO Advantage Fund                                  $1-$10,000         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund      $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
Victor L. Andrews              INVESCO Advantage Fund                                  $1-$10,000         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund           $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
Bob R. Baker                   INVESCO Advantage Fund                               Over $100,000         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund           $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Director                       Dollar Range of Equity Securities Owned                                    Aggregate Dollar
                               in Each Fund(1)                                                            Range of Equity
                                                                                                          Securities in All
                                                                                                          Registered Investment
                                                                                                          Companies Overseen
                                                                                                          by the director in the
                                                                                                          INVESCO Funds Complex(1)
------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Budner             INVESCO Advantage Fund                                  $1-$10,000          Over $100,000
                               INVESCO Advantage Global Health Sciences Fund      $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch                 INVESCO Advantage Fund                                  $1-$10,000         $10,001-$50,000
                               INVESCO Advantage Global Health Sciences Fund           $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                INVESCO Advantage Fund                                  $1-$10,000         $50,001-$100,000
                               INVESCO Advantage Global Health Sciences Fund           $1-$10,000
------------------------------------------------------------------------------------------------------------------------------------
John W. McIntyre               INVESCO Advantage Fund                                  $1-$10,000         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund        Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
Larry Soll                     INVESCO Advantage Fund                             $10,001-$50,000         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund        Over $100,000
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Mark H. Williamson             INVESCO Advantage Fund                                        None         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund                 None
------------------------------------------------------------------------------------------------------------------------------------
Raymond R. Cunningham          INVESCO Advantage Fund                               Over $100,000         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund                 None
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Healey              INVESCO Advantage Fund                                        None         Over $100,000
                               INVESCO Advantage Global Health Sciences Fund                 None
------------------------------------------------------------------------------------------------------------------------------------

(1) All valuations of Fund shares are as of December 31, 2001.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Retirement Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the fiscal year ended August 31, 2002.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds to these directors for services rendered in their capacities as directors during the year ended December 31, 2001. As of December 31, 2001, there were 47 funds in the INVESCO Funds.

-------------------------------------------------------------------------------
Name of Person         Aggregate     Benefits     Estimated      Total
and Position           Compensation  Accrued As   Annual         Compensation
                       From          Part of      Benefits       From INVESCO
                       Company(1)    Company      Upon           Complex Paid
                                     Expenses(2)  Retirement(3)  To Directors(6)
-------------------------------------------------------------------------------
Fred A. Deering, Vice    $ 4,700       $596       $728           $116,000
Chairman of  the Board
-------------------------------------------------------------------------------
Victor L. Andrews          3,975        531          669           99,700
-------------------------------------------------------------------------------
Bob R. Baker               4,608        365          669          102,700
-------------------------------------------------------------------------------
Lawrence H. Budner         3,921        531          669           98,700
-------------------------------------------------------------------------------
James T. Bunch             3,884          0            0           92,350
-------------------------------------------------------------------------------
Wendy L. Gramm(4)          4,310          0            0           94,850
-------------------------------------------------------------------------------
Gerald J. Lewis            3,861          0            0           95,350
-------------------------------------------------------------------------------
John W. McIntyre           4,484        531          669          117,050
-------------------------------------------------------------------------------
Larry Soll                 3,958          0            0          111,900
-------------------------------------------------------------------------------
Total                    $37,701     $2,554       $3,404         $928,600
-------------------------------------------------------------------------------
% of Net Assets          0.0123%(5) 0.0008%(5)                    0.0032%(6)
-------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairs of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Retirement Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Retirement Plan.

(4) Dr. Gramm resigned as a director of the Company on February 7, 2002.

(5) Total as a percentage of the Company's net assets as of August 31, 2002.

(6) Total as a percentage of the net assets of the INVESCO Funds as of December 31, 2001.

Messrs. Cunningham, Healey, and Williamson, as Interested Directors of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the INVESCO Funds have adopted a Retirement Plan (the "Plan") for the Independent Directors of the Funds. Under this Plan, each director who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive a retirement benefit. Commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72 and commencing with the date of retirement of a Qualified Director who retires upon reaching age 72, or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the Director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Qualified Director's life or ten years, whichever is longer. If a Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under an earlier Plan to former director Daniel D. Chabris as of October 1, 1998 and to former director Kenneth T. King as of January 1, 2000. Messrs. Chabris and King are entitled to receive quarterly payments at an annual rate equal to 50% of the annual retainer fees and annual board meeting fees which are paid to an active Fund director. Annual payments made to Messrs. Chabris and King exceed $34,000 per year. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially. Each of the Independent Directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2002, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Class A
-------

ADVANTAGE FUND

--------------------------------------------------------------------------------
     Name and Address                      Basis of Ownership   Percentage Owned
                                           (Record/Beneficial)
================================================================================
Merrill Lynch                              Beneficial           23.85%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville FL 32246-6486
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                    Beneficial           12.20%
Special Custody Acct for the Exclusive
Benefit of Customers Attn:  Mutual Funds
101 Montgomery St
San Francisco CA  94104-4122
--------------------------------------------------------------------------------

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
     Name and Address                      Basis of Ownership   Percentage Owned
                                           (Record/Beneficial)
================================================================================
None
--------------------------------------------------------------------------------

Class B
-------

ADVANTAGE FUND

--------------------------------------------------------------------------------
     Name and Address                      Basis of Ownership   Percentage Owned
                                           (Record/Beneficial)
================================================================================
Merrill Lynch                              Beneficial           52.59%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville FL  32246-6486
--------------------------------------------------------------------------------

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
     Name and Address                      Basis of Ownership   Percentage Owned
                                           (Record/Beneficial)
================================================================================
None
--------------------------------------------------------------------------------

Class C
-------

ADVANTAGE FUND

--------------------------------------------------------------------------------
     Name and Address                      Basis of Ownership   Percentage Owned
                                           (Record/Beneficial)
================================================================================
None
--------------------------------------------------------------------------------

ADVANTAGE GLOBAL HEALTH SCIENCES FUND

--------------------------------------------------------------------------------
     Name and Address                      Basis of Ownership   Percentage Owned
                                           (Record/Beneficial)
================================================================================
None
--------------------------------------------------------------------------------

As of December 2, 2002, officers and directors of the Company, as a group, beneficially owned 5% of Advantage Fund's outstanding shares, and less than 1% of Advantage Global Health Sciences Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the

Company's Plans of Distribution (each individually a "Plan" and collectively, the "Plans"), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. The shareholders of INVESCO Advantage Global Health Sciences Fund have adopted a Plan and Agreement of Distribution pursuant to Rule 12b-1- Class A under the 1940 Act. The Plan was approved on February 5, 2001, at a meeting called for such purpose by a majority of the directors of the Fund, including a majority of the directors who neither are "interested persons" of the Fund nor have any financial interest in the operation of the Plan. The Plan was approved by the shareholders of the INVESCO Advantage Global Health Sciences Fund on May 8, 2001.

CLASS A. The Company has adopted a Master Distribution Plan and Agreement - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the "Class A Plan"). Under the Class A Plan, Class A shares of the Funds pay compensation to IDI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. With regard to the Class A Plan for Advantage Global Health Sciences Fund, the Plan provides that the Class A shares of the Advantage Global Health Sciences Fund pay compensation to IDI at an annual rate of 0.35% per annum of new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions made after May 15, 2001 of the average daily net assets attributable to Class A shares of the Fund for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares of the Advantage Global Health Sciences Fund. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate IDI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payments can also be directed by IDI to selected financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal shareholder services to their customers who own Class A shares. The service fees payable to selected financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries customers' accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such dealers or other financial institutions, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class A shares of a Fund.

CLASS B. The Company has adopted a Master Distribution Plan and Agreement - Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions that have entered into service agreements with respect to Clas B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Payments can also be directed by IDI to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal services to their customers who own Class B shares of the Funds. Any amounts not paid as a service fee would constitute an asset-based sales charge. The Class B Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to IDI following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of IDI unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes IDI to assign, transfer, or pledge its rights to payments pursuant to the Class B Plan. As a result, the contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

CLASS C. The Company has adopted a Master Distribution Plan and Agreement - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class C shares of each Fund and that provide continuing personal services to their customers who own such Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class C shares of a Fund.

IDI may pay sales commissions to financial intermediaries who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by IDI to the financial intermediary immediately.

ALL PLANS. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with IDI. Payments will be made by IDI to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations, and other depository institutions ("Banks"). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Company nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by a Fund. Financial intermediaries entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

The Funds made payments to IDI under the Class A, Class B, and Class C Plans during the fiscal year ended August 31, 2002 in the following amounts:

FUND                                       CLASS A      CLASS B      CLASS C
----                                       -------      -------      -------
Advantage Fund                             $76,321      $151,387     $115,394
Advantage Global Health
  Sciences Fund                            $ 8,582      $  8,851     $  5,310

In addition, as of the fiscal year ended August 31, 2002 the following distribution accruals had been incurred by the Fund and will be paid during the fiscal year ended August 31, 2003:

FUND                                       CLASS A      CLASS B      CLASS C
----                                       -------      -------      -------
Advantage Fund                             $ 2,063      $  6,913     $  4,077
Advantage Global Health
  Sciences Fund                            $ 1,084      $    766     $    436

For the fiscal year ended August 31, 2002, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

ADVANTAGE FUND                             CLASS A      CLASS B      CLASS C
--------------                             -------      -------      -------

Advertising                                $     0      $      0     $      0
Sales, literature, printing, and postage   $     0      $      0     $      0
Public Relations/Promotion                 $     0      $      0     $      0
Compensation to securities dealers and
  other organizations                      $76,321      $151,387     $115,394
Marketing personnel                        $     0      $      0     $      0

ADVANTAGE GLOBAL HEALTH SCIENCES FUND      CLASS A      CLASS B      CLASS C
-------------------------------------      -------      -------      -------

Advertising                                $     0      $      0     $      0
Sales, literature, printing, and postage   $     0      $      0     $      0
Public Relations/Promotion                 $     0      $      0     $      0
Compensation to securities dealers and
  other organizations                      $ 8,582      $  8,851     $  5,310
Marketing personnel                        $     0      $      0     $      0

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable data files of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the

Independent Directors. A Plan can also be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue, or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of that Fund's respective class of shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, IDI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon thirty days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company directors and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

SALES CHARGES AND DEALER CONCESSIONS

SALES CHARGES
-------------

Class A shares of the Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000.


                                                                      Dealer
                                                                      Concession
                                       Investor's Sales Charge        ----------
                                      --------------------------      As a
                                      As a            As a            Percentage
                                      Percentage      Percentage      of the
                                      of the Public   Of the Net      Public
Amount of Investment in               Offering        Amount          Offering
Single Transaction(1)                 Price           Invested        Price
---------------------                 -----           --------        -----

Less than               $   25,000     5.50%           5.82%           4.75%
$ 25,000 but less than  $   50,000     5.25            5.54            4.50
$ 50,000 but less than  $  100,000     4.75            4.99            4.00
$100,000 but less than  $  250,000     3.75            3.90            3.00
$250,000 but less than  $  500,000     3.00            3.09            2.50
$500,000 but less than  $1,000,000     2.00            2.04            1.60

(1) There is no sales charge on purchases of $1,000,000 or more; however, IDI may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

IDI may elect to re-allow the entire initial sales charge to financial intermediaries for all sales with respect to which orders are placed with IDI during a particular period. Financial intermediaries to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

In addition to amounts paid to financial intermediaries as a dealer concession out of the initial sales charge paid by investors, IDI may, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentive to financial intermediaries who sell a minimum dollar amount of the shares of the INVESCO Funds during a specified period of time. At the option of the financial intermediary, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by financial intermediaries and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of a Fund's shares or the amount a Fund will receive as proceeds from such sales. Financial intermediaries may not use sales of a Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


IDI may pay sales commissions to financial intermediaries that sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the financial intermediary, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. The portion of the payments to IDI under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of such sales commissions plus financing costs.

IDI may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the financial intermediary, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year's service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to financial intermediaries plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the financial intermediary elect to waive the sales commission, the 12b-1 fees will begin to be paid by IDI to the financial intermediary or institution immediately.

DEALER CONCESSIONS (CLASS A ONLY)

Investors who purchase $1,000,000 or more of Class A shares do not pay an initial sales charge. IDI may pay financial intermediaries for share purchases (measured on an annul basis) by non-qualified investors and qualified plans of Class A shares of the Funds as follows.

Non-Qualified Investors. IDI may pay financial intermediaries for share purchases of $1,000,000 or more of Class A shares of the Funds sold at net asset value to non-qualified investors as follows: 1.00% of the first $2 million of such purchases, 0.80% on the next $1 million of such purchases, 0.50% on the next $17 million of such purchases, and 0.25% of amounts in excess of $20 million of such purchases.

Qualified Plans. IDI may pay financial intermediaries for Class A share purchases as follows:

     Class A - Option 1: For qualified plans of $1,000,000 or more, 0.50% of the first $20 million and 0.25% of amounts in excess of $20 million. The trail commission will be paid out beginning in the 13th month.

     Class A - Option 2: No additional fee is paid to financial intermediaries; however, the trail commission will begin to accrue immediately.

REDUCTIONS IN INITIAL SALES CHARGES (CLASS A ONLY)

Reductions in the initial sales charges shown in the sales charges table (quantity discounts) apply to purchases of shares of the Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "Purchaser" as hereinafter defined.

The term "Purchaser" means:

     o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money purchase/profit sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

     o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

          a. the employer/sponsor submits contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. all new participants are added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

     o a trustee or fiduciary purchasing for a single trust, estate, or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Sections 401 or 403(b) of the Code) and 457 plans, if more than one beneficiary or participant is involved;

     o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP), or Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified IDI in writing that all of its related employee SEP, SAR-SEP, or SIMPLE IRA accounts should be linked; or

     o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or financial intermediaries seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. IDI reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the INVESCO Funds without payment of the applicable sales charge other than to persons or entities that qualify for a reduction in the sales charge as provided herein.

1. LETTER OF INTENT (CLASS A ONLY). A Purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI confirms such purchaser's intention as to the total investment to be made in shares of the Funds within the following thirteen consecutive months. By marking the LOI section on the account application and by signing the account application, the Purchaser indicates that he/she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of Fund shares normally subject to an initial sales charge made during the thirteen-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. It is the Purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the thirteen-month period after meeting the original obligation, a Purchaser may revise his or her intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the thirteen-month period do not total the amount specified, the Purchaser will pay the increased amount of sales charge as described below. Purchases made within ninety days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the ninety-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than ninety days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the Purchaser. All shares purchased, including those escrowed, will be registered in the Purchaser's name. If the total investment specified under this LOI is completed within the thirteen-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the Purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the Purchaser does not pay such difference within twenty days of the expiration date, he/she irrevocably constitutes and appoints the Transfer Agent as his/her attorney to surrender for redemption any or all shares, to make up such difference within sixty days of the expiration date.

If at any time before completing the LOI program, the purchaser wishes to cancel the agreement, he/she must give written notice to IDI. If at any time before completing the LOI program the purchaser requests the transfer agent to liquidate or transfer beneficial ownership of his/her total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

2. RIGHT OF ACCUMULATION (CLASS A ONLY). A Purchaser may also qualify for reduced initial sales charges based upon such purchaser's existing investment in Class A shares of the Funds at the time of the proposed purchase. To determine whether a reduced initial sales charge applies to a proposed purchase, IDI takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares of the Funds owned by such Purchaser, calculated at the then current public offering price. If a Purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such Purchaser, calculated at the then current public offering price, and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a Purchaser already owns Class A shares with a value of $20,000 and wishes to invest an additional $20,000 in Class A shares, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the Purchaser or his financial intermediary must furnish IDI with a list of the account numbers and the names in which such accounts of the Purchaser are registered at the time the purchase is made.

PURCHASES AT NET ASSET VALUE (CLASS A ONLY). Purchases of shares of the Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a

Fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation, or acquisition of assets of a fund.

The following Purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these Purchasers:

     o  INVESCO and its affiliates, or their clients;

     o Any current or retired officer, director, or employee (and members of their immediate family) of INVESCO, its affiliates or the INVESCO Funds and any foundation, trust, or employee benefit plan established exclusively for the benefit of, or by, such persons;

     o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

     o Financial intermediaries that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such financial intermediaries who place trades for their own accounts if the accounts are linked to the master account of such financial intermediary on the books and records of a broker or agent;

     o Employee benefit plans designated as Purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account and the financial intermediary has entered into the appropriate agreements with IDI. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of the Funds by such plans are subject to initial sales charges; and

     o A shareholder of a fund that merges or consolidates with a Fund or that sells its assets to a Fund in exchange for shares of that Fund.

As used above, immediate family includes an individual and his or her spouse, children, parents, and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

In addition to the exceptions described in the Prospectus, CDSCs will not apply to the following:

     o Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     o Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
        Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies IDI of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class A, Class B, or Class C shares of a Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

     o Liquidation by a Fund when the account value falls below the minimum required account size;

     o  Investment account(s) of INVESCO; and

     o Class C shares if the investor's financial intermediary notifies IDI prior to the time of investment that the financial intermediary waives the payment otherwise payable to it.

Upon the redemption of Class A shares purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:


     o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in a Fund, and not on the aggregate investment made by the plan or on the number of eligible employees;

     o  Private foundations or endowment funds;

     o Redemption of shares by the investor where the investor's financial intermediary waives the amounts otherwise payable to it by the IDI and notifies the IDI prior to the time of investment; and

HOW TO PURCHASE AND REDEEM SHARES

A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How To Buy Shares."

The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate IDI and participating financial intermediaries for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with IDI by persons, who because of their relationship with the Funds or with INVESCO and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), IDI believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through IDI without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth under the Caption "Reductions in Initial Sales Charges - Purchases at Net Asset Value."

The following formula may be used by an investor to determine the public offering price per Class A share of an investment:

  Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price

Information concerning redemption of a Fund's shares is set forth in the Prospectus under the caption "How To Sell Shares." Shares of the Funds may be redeemed directly through IDI or through any financial intermediary who has entered into an agreement with IDI. In addition to the Funds' obligation to redeem shares, IDI may also repurchase shares as an accommodation to the shareholders. To effect a repurchase, those financial intermediaries who have executed agreements with IDI must phone orders to the order desk of the Funds at 1-800-525-8085 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of each Fund next determined after such order is received. Such arrangement is subject to timely receipt by IDI of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by IDI (other than any applicable CDSC) when shares are redeemed or repurchased, financial intermediaries may charge a fair service fee for handling the transaction. INVESCO intends to redeem all shares of the Funds in cash.

The right of redemption may be suspended or the date of payment postponed when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 4350 South Monaco Street, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation, and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Orders will be priced at a Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

As the investment advisor to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities, and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below:

ADVANTAGE FUND
     Year Ended August 31, 2002                           $3,279,019
     Year Ended August 31, 2001                           $5,002,520
     Period Ended August 31, 2000(1)                      $   52,606

ADVANTAGE GLOBAL HEALTH SCIENCES FUND
     Year Ended August 31, 2002                           $3,930,412
     Period Ended August 31, 2001(2)                      $1,048,510
     Period Ended May 15, 2001(3)                         $2,794,818
     Year Ended October 31, 2000                          $4,117,598
     Year Ended October 31, 1999                          $2,763,013

(1) For the period August 25, 2000, commencement of investment operations, through August 31, 2000.

(2) For the period May 16, 2001, commencement of operations as an open-end investment company, through August 31, 2001.

(3)For the period November 1, 2000 through May 15, 2001, date through which the Fund operated as a closed-end fund.

For the fiscal year ended August 31, 2002 and the fiscal year/period(1) ended August 31, 2001, brokers providing research services received $3,901,615, and $3,047,779, respectively, in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $2,278,056,499, and $1,870,554,032, respectively. Commissions totaling $0, and $0 were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal year ended August 31, 2002 and the fiscal year/period(1) ended August 31, 2001, respectively.

With respect to Advantage Fund, for the period ended August 31, 2000, brokers providing research services received $37,881 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $46,906,141. Commissions totaling $0 were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the period ended August 31, 2000.

With respect to Advantage Global Health Sciences Fund, during the period ended May 15, 2001(2) and the fiscal years ended October 31, 2000, and 1999, brokers providing research services received $2,100,152, $2,502,736, and $1,716,436, respectively, in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $1,338,258,722, $2,321,425,686, and $1,391,362,736, respectively. Commissions totaling $0, $0, and $0, respectively, were allocated to certain brokers in recognition of their sales of shares of the Fund on portfolio transactions of the Fund effected during the period ended May 15, 2001(2) and the fiscal years ended October 31, 2000, and 1999, respectively.

(1) For the period May 16, 2001, commencement of operations as an open-end investment company, through August 31, 2001 for Advantage Global Health Sciences Fund.

(2) For the period November 1, 2000 through May 15, 2001, date through which the Fund operated as a closed-end fund.

At August 31, 2002, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
                                                            Value of Securities
     Fund                      Broker or Dealer             at August 31, 2002
================================================================================

Advantage                      Bank of America              $245,280
--------------------------------------------------------------------------------
Advantage Global Health        None
  Sciences Fund
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to 4 billion shares of common stock with a par value of $0.01 per share. As of November 30, 2002, the following shares of the Funds were outstanding:

     Advantage Fund - Class A                                    1,172,291
     Advantage Fund - Class B                                    1,280,029
     Advantage Fund - Class C                                      765,599
     Advantage Global Health Sciences Fund - Class A            21,776,748
     Advantage Global Health Sciences Fund - Class B                73,399
     Advantage Global Health Sciences Fund - Class C                44,827

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, B, and C shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and non-assessable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of the Funds.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to conduct its business and satisfy the applicable diversification of assets, distribution, and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to qualify as a regulated investment company during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that neither of the Funds will pay federal income or excise taxes and that all of the classes of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on all of its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution. If a shareholder reinvests the distribution in the Fund, the shareholder's basis in the Fund increases by the amount of the distribution and the value of the Fund's investment is unchanged by the distribution.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. Similarly, if you sell Fund shares at a loss after holding them for six months or less, your loss will be disallowed to the extent of any exempt interest dividends that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge on the new shares is waived because the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares but instead carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company for income tax purposes under the Internal Revenue Code of 1986, as amended, does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund's Class A shares and/or the applicable CDSC imposed on redemptions of a Fund's Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1% CDSC may be charged on redemptions of Class A shares held eighteen months or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% - 5% CDSC may be charged on redemption of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1% CDSC may be charged on redemptions of Class C shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled "Distributor" for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in a Fund's returns, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund's maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

More information about the Funds' recent and historical performance will be contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectus.

The Funds may participate in the Initial Public Offering ("IPO") market, and a significant portion of a Fund's returns may be attributable to its investment in IPOs, which have a magnified impact due to the Fund's small asset base. If this occurs, there is no guarantee that as a Fund's assets grow, they will continue to experience substantially similar performance by investing in IPOs.

When we quote mutual fund rankings published by Lipper Inc., we may compare each Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare the Funds to their peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended August 31, 2002 was:

                                                                              10 YEARS OR
FUND AND CLASS                                 1 YEAR         5 YEARS       SINCE INCEPTION
--------------                                 ------         -------       ---------------
CLASS A (INCLUDING FRONT-END SALES CHARGE)
------------------------------------------
Advantage Fund
  Return Before Taxes                          (37.06%)          N/A           (28.49%)(1)
  Return After Taxes on Distributions          (37.06%)          N/A           (29.13%)(1)
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (22.56%)          N/A           (22.06%)(1)
Advantage Global Health Sciences Fund(2)
  Return Before Taxes                          (23.22%)         1.86%            8.60%
  Return After Taxes on Distributions          (23.22%)        (1.59%)           6.03%
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (14.13%)         1.15%            6.76%

CLASS B - (INCLUDING CDSC)
--------------------------
Advantage Fund
  Return Before Taxes                          (38.51%)           N/A          (28.90%)(1)
  Return After Taxes on Distributions          (38.51%)           N/A          (29.58%)(1)
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (23.45%)           N/A          (22.36%)(1)
Advantage Global Health Sciences Fund
  Return Before Taxes                          (24.82%)           N/A          (17.43%)(3)
  Return After Taxes on Distributions          (24.82%)           N/A          (17.43%)(3)
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (15.12%)           N/A          (13.86%)(3)

CLASS C - RETURN BEFORE TAXES (INCLUDING CDSC)
----------------------------------------------
Advantage Fund
  Return Before Taxes                          (34.68%)           N/A          (26.97%)(1)
  Return After Taxes on Distributions          (34.68%)           N/A          (27.63%)(1)
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (21.12%)           N/A          (20.94%)(1)
Advantage Global Health Sciences Fund
  Return Before Taxes                          (21.00%)           N/A          (15.37%)(3)
  Return After Taxes on Distributions          (21.00%)           N/A          (15.37%)(3)
  Return After Taxes on Distributions
    and Sale of Fund Shares                    (12.79%)           N/A          (12.23%)(3)

(1) Since commencement of investment operations on August 25, 2000 through August 31, 2002.

(2)The INVESCO Global Health Sciences Fund ("GHS Fund") reorganized into Advantage Global Health Sciences Fund and merged its investment operations on May 16, 2001. Prior to that date, the Advantage Global Health Sciences Fund operated as GHS Fund, a closed-end fund with similar investment objectives and policies. On May 16, 2001, GHS Fund was reorganized as an open-end fund through a transfer of all its assets and liabilities to the Advantage Global Health Sciences Fund. Shareholders of GHS Fund received Class A shares of Advantage Global Health Sciences Fund for their shares of GHS Fund.

(3) Since commencement of operations on May 16, 2001 through August 31, 2002.

Average annual total return performance before taxes was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                 P(1 + T)  = ERV

where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

                                          n
                                  P(1 + T) =ATV
                                               D

where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATV
                     D = ending value of a hypothetical $1,000 payment made at
                  the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

After taxes on distributions and redemption:

                                        n
                                P(1 + T) =ATV
                                             DR

where:            P = a hypothetical initial payment of $1,000
                  T = average annual total return (after taxes on distributions and redemption) n = number of years
                  ATV
                     DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.
                  ERV = ending redeemable value of initial payment

The average annual total return performance figures will be determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between that Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund grouping, in addition to the broad-based Lipper general fund groupings:

                                             LIPPER MUTUAL
FUND                                         FUND CATEGORY
----                                         -------------
Advantage Fund                               Multi-Cap Core Funds
Advantage Global Health Sciences Fund        and Biotech Funds


Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
ARIZONA REPUBLIC
BANXQUOTE
BARRON'S
BLOOMBERG NEWS
BOSTON GLOBE
BUSINESS WEEK
CNBC
CNN
CHICAGO SUN-TIMES
CHICAGO TRIBUNE
DENVER BUSINESS JOURNAL
DENVER POST

DOW JONES NEWS WIRE
FINANCIAL TIMES
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
LOS ANGELES TIMES
MONEY MAGAZINE
MORNINGSTAR
MUTUAL FUNDS MAGAZINE
NEW YORK TIMES
ROCKY MOUNTAIN NEWS
SMART MONEY
TIME
U.S. NEWS AND WORLD REPORT
USA TODAY
WASHINGTON POST
WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES

CODE OF ETHICS

INVESCO permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires INVESCO's personnel to conduct their personal investment activities in a manner that INVESCO believes is not detrimental to the Funds or INVESCO's other advisory clients. The Code of Ethics is on file with, and may be obtained from, the Commission.

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal year ended August 31, 2002 are incorporated herein by reference from the INVESCO Counselor Series Funds, Inc.'s Annual Report to Shareholders dated August 31, 2002.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

MOODY'S CORPORATE BOND RATINGS

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

S&P CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

                           PART C. OTHER INFORMATION

ITEM 23.     EXHIBITS

             (a)  Articles of Incorporation filed April 25, 2000(1)

                  (1) Certificate of Correction to Articles of Incorporation filed November 3, 2000.(4)

                  (2) Articles of Amendment to Articles of Incorporation filed November 8, 2000.(4)

                  (3) Articles Supplementary to Articles of Incorporation filed November 13, 2000.(4)

                  (4) Articles Supplementary to Articles of Incorporation filed May 2, 2001.(5)

                  (5) Certificate of Correction filed August 23, 2001 to Articles Supplementary filed November 13, 2000.(7)

                  (6) Articles Supplementary to Articles of Incorporation filed September 20, 2001.(7)

                  (7) Articles Supplementary to Articles of Incorporation filed June 6, 2002.(9)

                  (8) Articles Supplementary to Articles of Incorporation filed August 20, 2002.(9)

             (b)  Bylaws(1)

             (c) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles II, IV, VI and VII of the Articles of Incorporation and Articles I, II, V, VI, VII, VIII, IX and X of the Bylaws of the Registrant.

             (d) Investment Advisory Agreement between Registrant and INVESCO Funds Group, Inc. dated August 23, 2000, as amended November 8, 2000, November 29, 2000, May 15, 2001 and September 28, 2001.(7)

             (e) Underwriting Agreement between Registrant and INVESCO Distributors, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002, July 31, 2002, August 30, 2002, October
             21, 2002, November 1, 2000, and November 30, 2002 (filed herewith).

             (f) INVESCO Funds Retirement Plan for Independent Directors dated October 30, 2001.(8)

             (g) Custody Agreement between Registrant and State Street Bank and Trust Company dated May 8, 2001, as amended September 28, 2001, October 5, 2001, October 19, 2001, March 29, 2002, April 30, 2002,
             May 10, 2002, July 31, 2002, August 30, 2002, October 21, 2002,
             November 1, 2002, and November 30, 2002 (filed herewith).

             (h)  (1)  Transfer Agency Agreement between Registrant and
                  INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001, October 5, 2001,
                  October 19, 2001, March 29, 2002, April 30, 2002,July 31,

                  2002, August 30, 2002, October 21, 2002, November 1, 2002, and
                  November 30, 2002 (filed herewith).

                  (2) Administrative Services Agreement between Registrant and INVESCO Funds Group, Inc. dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001, October 5, 2001,
                  October 19, 2001, March 29, 2002, April 30, 2002, July 31,
                  2002, August 30, 2002, October 21, 2002, November 1, 2002, and
                  November 30, 2002 (filed herewith).

             (i) (1) With regard to INVESCO Advantage Series Funds, Inc., opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.(2)

                  (2) With regard to INVESCO Advantage Global Health Sciences Fund, opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable.(4)

             (j)  Consent of Independent Accountants (filed herewith).

             (k)  Not applicable.

             (l)  Not applicable.

             (m) (1) Master Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 29, 2000, May 15, 2001, September 28, 2001, March 29, 2002,
                  July 31, 2002, August 30, 2002, October 21, 2002, November 1,
                  2002, and November 30, 2002 with respect to Class A shares (filed herewith).

                  (2) Master Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated August 23, 2000, as amended November 8, 2000, November 29, 2000, May 15, 2001, September 28, 2001, March 29, 2002, July 31, 2002,
                  August 30, 2002, October 21, 2002, November 1, 2002, and November 30, 2002 with respect to Class B shares (filed herewith).

                  (3) Master Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated June 1, 2000, as amended August 23, 2000, November 8, 2000, November 28, 2000, November 29, 2000, May 15, 2001, September 28, 2001,
                  October 19, 2001, March 29, 2002, July 31, 2002, August 30,
                  2002, October 21, 2002, November 1, 2002, and November 30, 2002 with respect to Class C shares (filed herewith).

                  (4) Master Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated November 30, 2000, as amended December 14, 2000, September 28, 2001, October 19, 2001, January 15, 2002, March 29, 2002, October

                  21, 2002, and November 30, 2002 with respect to Class K shares (filed herewith).

             (n) Master Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 adopted on February 7, 2002, as amended March 29,
             2002, July 31, 2002, August 30, 2002, November 1, 2002, and
             November 30, 2002 (filed herewith).

             (p)  Code of Ethics pursuant to Rule 17j-1.(4)

             (q)  (1)  Power of Attorney for Victor L. Andrews.(2)
                  (2)  Power of Attorney for Bob R. Baker.(2)
                  (3)  Power of Attorney for Charles W. Brady.(2)
                  (4)  Power of Attorney for Lawrence H. Budner.(2)
                  (5)  Power of Attorney for James T. Bunch.(2)
                  (6)  Power of Attorney for Fred A. Deering.(2)
                  (7)  Power of Attorney for Richard W. Healey.(2)
                  (8)  Power of Attorney for Gerald J. Lewis.(2)
                  (9)  Power of Attorney for John W. McIntyre.(2)
                  (10) Power of Attorney for Larry Soll.(2)
                  (11) Power of Attorney for Wendy L. Gramm.(3)
                  (12) Power of Attorney for Raymond R. Cunningham.(6)

(1) Previously filed with Registrant's initial Registration Statement on May 2, 2000, and incorporated by reference herein.

(2) Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on June 26, 2000, and incorporated by reference herein.

(3) Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement on June 29, 2000, and incorporated by reference herein.

(4) Previously filed with Post-Effective Amendment No. 2 to the Registration Statement on November 15, 2000, and incorporated by reference herein.

(5) Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on May 8, 2001, and incorporated by reference herein.

(6) Previously filed with Post-Effective Amendment No. 5 to the Registration Statement on July 11, 2001, and incorporated by reference herein.

(7) Previously filed with Post-Effective Amendment No. 6 to the Registration Statement on September 21, 2001, and incorporated by reference herein.

(8) Previously filed with Post-Effective Amendment No. 8 to the Registration Statement on December 14, 2001, and incorporated by reference herein.

(9) Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on August 30, 2002, and incorporated by reference herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INVESCO COUNSELOR SERIES FUNDS, INC. (THE "COMPANY")

No person is presently controlled by or under common control with the Company.

ITEM 25.     INDEMNIFICATION

Indemnification provisions for officers, directors, and employees of the Company are set forth in Article Seven of the Articles of Incorporation, and are hereby incorporated by reference. See Item 23(a) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, directors and officers of the Company cannot be protected against liability to a Fund or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

See "Fund Management" in the Fund's Prospectus and "Management of the Fund" in the Statement of Additional Information for information regarding the business of the investment advisor, INVESCO.

Following are the names and principal occupations of each director and officer of the investment advisor, INVESCO. Certain of these persons hold positions with IDI, a subsidiary of INVESCO.

--------------------------------------------------------------------------------
                              Position with           Principal Occupation and
     Name                        Advisor                Company Affiliation
--------------------------------------------------------------------------------
Mark H. Williamson            Chairman & Officer      Chairman of the Board &
                                                      Chief Executive Officer
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Raymond R. Cunningham         Officer & Director      President & Chief
                                                      Operating Officer
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Stacie L. Cowell              Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
William J. Galvin, Jr.        Officer & Director      Senior Vice President &
                                                      Assistant Secretary
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Mark D. Greenberg             Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ronald L. Grooms              Officer & Director      Senior Vice President
                                                      & Treasurer
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Brian B. Hayward              Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Richard W. Healey             Officer & Director      Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Patricia F. Johnston          Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
William R. Keithler           Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Thomas A. Kolbe               Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Charles P. Mayer              Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Timothy J. Miller             Officer & Director      Senior Vice President &
                                                      Chief Investment Officer
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Laura M. Parsons              Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Glen A. Payne                 Officer                 Senior Vice President,
                                                      Secretary & General
                                                      Counsel
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Gary J. Rulh                  Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
John S. Segner                Officer                 Senior Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Marie E. Aro                  Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Jeffrey R. Botwinick          Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Michael K. Brugman            Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Michael D. Cobinachi          Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Glen D. Cohen                 Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Rhonda Dixon-Gunner           Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Delta L. Donohue              Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
James B. Duffy                Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Harvey I. Fladeland           Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Linda J. Gieger               Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Robert J. Hickey              Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Richard R. Hinderlie          Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Stuart A. Holland             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Thomas M. Hurley              Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Brian A. Jeffs                Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Campbell C. Judge             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Sean D. Katof                 Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Joseph J. Klauzer             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Peter M. Lovell               Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Matthew W. Lowell             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
James F. Lummanick            Officer                 Vice President & Chief
                                                      Compliance Officer
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thomas A. Mantone, Jr.        Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Corey M. McClintock           Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Frederick R. (Fritz) Meyer    Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Stephen A.  Moran             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Jeffrey G. Morris             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Donald R. Paddack             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Thomas E. Pellowe             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Dean C. Phillips              Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Pamela J. Piro                Officer                 Vice President & Assistant
                                                      Treasurer
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Sean F. Reardon               Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Dale A. Reinhardt             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Anthony R. Rogers             Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Reagan A. Shopp               Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Joseph W. Skornicka           Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Terri B. Smith                Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
John T. Treder                Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Tane' T. Tyler                Officer                 Vice President & Assistant
                                                      General Counsel
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Thomas R. Wald                Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Jim R. Webb                   Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Judy P. Wiese                 Officer                 Vice President & Assistant
                                                      Secretary
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Neil B. Wood                  Officer                 Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
Mark A. Ballenger             Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vaughn A. Greenlees           Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Matthew A. Kunze              Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Michael D. Legoski            Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
David H. McCollum             Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
William S. Mechling           Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Craig J. St. Thomas           Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Eric S. Sauer                 Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO  80237
--------------------------------------------------------------------------------
C. Vince Sellers              Officer                 Assistant Vice President
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------
Jeraldine E. Kraus            Officer                 Assistant Secretary
                                                      INVESCO Funds Group, Inc.
                                                      4350 South Monaco Street
                                                      Denver, CO 80237
--------------------------------------------------------------------------------

ITEM 27.   a)   PRINCIPAL UNDERWRITERS
                INVESCO Bond Funds, Inc.
                INVESCO Combination Stock & Bond Funds, Inc.
                INVESCO Counselor Series Funds, Inc.
                INVESCO Global & International Funds, Inc.
                (formerly, INVESCO International Funds, Inc.)
                INVESCO Manager Series Funds, Inc.

                INVESCO Money Market Funds, Inc.
                INVESCO Sector Funds, Inc.
                INVESCO Stock Funds, Inc.
                INVESCO Treasurer's Series Funds, Inc.
                INVESCO Variable Investment Funds, Inc.

           b)

                               Positions and              Positions and
Name and Principal             Offices with               Offices with
Business Address               Underwriter                the Company
----------------               -----------                -----------

Raymond R. Cunningham          President &                Vice President and
4350 South Monaco Street       Director                   Director
Denver, CO  80237

William J. Galvin, Jr.         Senior Vice                Assistant
4350 South Monaco Street       President,                 Secretary
Denver, CO  80237              Asst. Secretary &
                               Director

Ronald L. Grooms               Senior Vice                Treasurer &
4350 South Monaco Street       President,                 Chief Financial
Denver, CO  80237              Treasurer, &               and Accounting
                               Director                   Officer

Richard W. Healey              Senior Vice                Director
4350 South Monaco Street       President  &
Denver, CO  80237              Director

Timothy J. Miller              Director
4350 South Monaco Street
Denver, CO 80237

Glen A. Payne                  Senior Vice                Secretary
4350 South Monaco Street       President,
Denver, CO 80237               Secretary &
                               General Counsel

Pamela J. Piro                 Assistant Treasurer        Assistant Treasurer
4350 South Monaco Street
Denver, CO 80237

Mark H. Williamson             Chairman of the Board      Chairman of the Board,
4350 South Monaco Street       & Chief Executive          President & Chief
Denver, CO 80237               Officer                    Executive Officer


           (c)  Not applicable.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS
             --------------------------------

             Mark H. Williamson
             4350 South Monaco Street
             Denver, CO  80237

ITEM 29.     MANAGEMENT SERVICES
             -------------------

             Not applicable.

ITEM 30.     UNDERTAKINGS
             ------------

             Not applicable

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Company certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the 13th day of December, 2002.

Attest:                                     INVESCO Counselor Series Funds, Inc.

/s/ Glen A. Payne                           /s/ Mark H. Williamson
--------------------------------            ------------------------------------
Glen A. Payne, Secretary                    Mark H. Williamson, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Mark H. Williamson                            /s/ Lawrence H. Budner*
-------------------------------                   -----------------------------
Mark H. Williamson, President &                   Lawrence H. Budner, Director
Director (Chief Executive Officer)
                                                  /s/ John W. McIntyre*
/s/ Ronald L. Grooms                              ------------------------------
-------------------------------                   John W. McIntyre, Director
Ronald L. Grooms, Treasurer
(Chief Financial and Accounting Officer)

/s/ Victor L. Andrews, Director                   /s/ Fred A. Deering*
-------------------------------                   -----------------------------
Victor L. Andrews, Director                       Fred A. Deering, Director

/s/ Bob R. Baker*
-------------------------------
Bob R. Baker, Director                            /s/ Larry Soll*
                                                  -----------------------------
                                                  Larry Soll, Director
/s/ James T. Bunch*
-------------------------------
James T. Bunch, Director                          /s/ Gerald J. Lewis*
                                                  -----------------------------
/s/ Raymond R. Cunningham*                        Gerald J. Lewis, Director
--------------------------------
Raymond R. Cunningham, Director

By                                                By  /s/ Glen A. Payne
  -----------------------------                      ---------------------------
  Edward F. O'Keefe                                  Glen A. Payne
  Attorney in Fact                                   Attorney in Fact

* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above named directors and officers of the Registrant were filed with the Securities and Exchange Commission on June 26, 2000, June 29, 2000 and July 11, 2001.

                                 Exhibit Index

                                                          Page in
Exhibit Number                                            Registration Statement
--------------                                            ----------------------
     e                                                          129
     g                                                          141
     h(1)                                                       196
     h(2)                                                       214
     j                                                          222
     m(1)                                                       223
     m(2)                                                       233
     m(3)                                                       249
     m(4)                                                       260
     n                                                          268